Quarterly Financial Supplement

For the nine months ended September 30, 2009

DEVELOPERS DIVERSIFIED REALTY®

INVESTOR RELATIONS DEPARTMENT • 3300 ENTERPRISE PARKWAY BEACHWOOD, OHIO 44122 • p. (216) 755-5500 f. (216) 755-1500 • WWW.DDR.COM

Quarterly Financial Supplement For the nine months ended September 30, 2009

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Media Contact:	Investor Contact:
Scott Schroeder	Kate Deck
216-755-5500	216-755-5500
sschroeder@ddr.com	kdeck@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $0.44 FOR THE QUARTER ENDED
SEPTEMBER 30, 2009 BEFORE NON-OPERATING GAINS AND LOSSES
CLEVELAND, OHIO, October 22, 2009 - Developers Diversified Realty (NYSE: DDR) today announced operating results for the third quarter ended September 30, 2009.
•	The Company’s third quarter Funds From Operations (“FFO”) was $74.5 million or $0.44 per diluted share before $164.6 million of net charges summarized below. The Company’s operating FFO for the nine-month period was $235.3 million or $1.58 per diluted share before $352.0 million of net charges summarized below.

The net charges, primarily non cash, for the three- and nine-month periods ended September 30, 2009, aggregating $164.6 million and $352.0 million are summarized as follows:

	Three	Nine
	Months	Months
Non-cash loss on equity derivative instruments related to Otto investment	$118.2	$198.2
Non-cash impairment charges — consolidated and equity method investments	63.9	181.7
Consolidated impairment charges and loss on sales including discontinued operations	3.0	104.5
Less portion of impairment charges and losses allocated to non-controlling interests (Mervyns)	—	(31.4)
Non-cash change in control compensation charge	4.9	15.4
(Gain) on sale of MDT units, net loan loss reserve and other expenses	(2.2)	9.6
Impairment charges, derivative (gains)/losses and losses on asset sales — equity method investments	0.7	16.4
Gain on repurchases of unsecured notes	(23.9)	(142.4)

	$164.6	$352.0

•	FFO applicable to common shareholders for the three-month period ended September 30, 2009, including the above net charges, was a loss of $90.1 million, or $0.54 per diluted share, which compares to revised FFO income of $96.7 million, or $0.80 per diluted share, for the prior-year comparable period. Net loss applicable to common shareholders for the three-month period ended September 30, 2009 was $148.4 million or $0.90 per diluted share, which compares to revised net income of $24.7 million, or $0.20 per diluted share, for the prior-year comparable period.

•	FFO applicable to common shareholders for the nine-month period ended September 30, 2009, including the above net charges, was a loss of $116.6 million, or $0.80 per diluted share, which compares to revised FFO income of $288.9 million, or $2.39 per diluted share, for the prior-year comparable period. Net loss applicable to common shareholders for the nine-month period ended September 30, 2009 was $308.7 million, or $2.11 per diluted share, which compares to revised net income of $80.4 million, or $0.66 per diluted share, for the prior-year comparable period.

•	The 2008 results for both the three- and nine-month periods ended September 30, 2008 have been revised to reflect the change in accounting relating to convertible debt. This change resulted in additional non-cash interest expense of $2.7 million and $3.8 million for the three-month periods ended September 30, 2009 and 2008, respectively, and $9.8 million and $11.4 million for the nine-month periods ended September 30, 2009 and 2008, respectively.

•	Executed leases during the third quarter of 2009 totaled approximately 2.6 million square feet, including 146 new leases and 287 renewals.

•	On a cash basis, base rental rates on new leases and renewals decreased 3.5% overall.

•	Core portfolio leased percentage at September 30, 2009 was 90.9%, compared to 90.7% at June 30, 2009.

•	Same store net operating income (“NOI”) for the year decreased 4.1% over the prior-year comparable period. The decrease in same store NOI is primarily related to the bankruptcies and subsequent store closings of Circuit City, Linens ‘N Things, Goody’s and Steve & Barry’s.
Scott A. Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, stated, “We are pleased to report solid earnings results this quarter. We had another high volume quarter in terms of leasing activity, and we are happy to see the improvement in leased rate as a result.
“We also executed upon several important financial transactions this quarter, and have made good progress on our de-leveraging and liquidity enhancing initiatives. We are proud of the considerable strides that we have made thus far, but our focus remains keenly on the additional balance sheet progress that we expect to complete in the coming quarters.”
Financial Results:
Net loss applicable to common shareholders was $148.4 million, or $0.90 per share (diluted and basic), for the three-month period ended September 30, 2009, as compared to revised net income of $24.7 million, or $0.20 per share (diluted and basic), for the prior-year comparable period.
FFO applicable to common shareholders was a loss of $90.1 million for the three-month period ended September 30, 2009, as compared to revised FFO income of $96.7 million for the three-month period ended September 30, 2008. For the three-month period ended September 30, 2009, FFO per share was a loss of $0.54 (diluted and basic) compared to revised FFO income of $0.80 (diluted and basic) for the prior-year comparable period. The decrease in net income and reported loss for the three-month period ended September 30, 2009, is primarily the result of $164.6 million of net charges, generally non cash as detailed above, in addition to several major tenant bankruptcies in late 2008 and early 2009, the release of an approximate $16 million deferred tax allowance in 2008 and the impact of asset sales associated with the Company’s deleveraging efforts, offset slightly by lower interest rates on variable rate debt.
Net loss applicable to common shareholders was $308.7 million, or $2.11 per share (diluted and basic), for the nine-month period ended September 30, 2009, as compared to revised net income of $80.4 million, or $0.66 per share (diluted and basic), for the prior-year comparable period.
FFO applicable to common shareholders was a loss of $116.6 million for the nine-month period ended September 30, 2009, as compared to revised FFO income of $288.9 million for the nine-month period ended September 30, 2008. For the nine-month period ended September 30, 2009, FFO per share was a loss of $0.80 (diluted and basic) compared to revised FFO income of $2.40 (basic) and $2.39 (diluted) for the prior-year comparable period. The decrease in net income and reported loss for the nine-month period ended September 30, 2009, is primarily the result of $352.0 million of net charges, generally non cash as detailed above, in addition to several major tenant bankruptcies, the release an approximate $16 million deferred tax allowance in 2008 and the impact of asset sales associated with the Company’s deleveraging efforts, offset slightly by lower interest rates on variable rate debt.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. FFO excluding the net non-operating charges detailed above is useful to investors as the Company removes these net charges to analyze the results of operations and assess performance of the core operating real estate portfolio. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results for the three-month period ended September 30, 2009 highlight continued strong leasing activity throughout the portfolio despite the current economic environment:
•	Executed 146 new leases aggregating approximately 0.7 million square feet and 287 renewals aggregating approximately 1.9 million square feet.

•	On a cash basis, rental rates for new leases and renewals decreased 3.5%.

•	Total portfolio average annualized base rent per occupied square foot, excluding assets in Brazil, as of September 30, 2009 was $12.50, as compared to $12.38 at September 30, 2008.

•	Core portfolio leased rate was 90.9% as of September 30, 2009, as compared to 94.5% at September 30, 2008 and 90.7% at June 30, 2009.
Overall, the Company remains encouraged by the leasing activity achieved during the third quarter. While the resulting rental spreads and core occupancy level are much less favorable than what the Company has historically achieved, it should be no surprise that rental rates are under pressure as bankruptcy driven vacancy has increased across the retail sector.
Strategic Transactions:
On February 23, 2009, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Mr. Alexander Otto (the “Investor”) to issue and sell 30 million common shares for aggregate gross proceeds of approximately $112.5 million and warrants to purchase up to 10 million common shares with an exercise price of $6.00 per share to the Investor and certain members of his family (collectively with the Investor, the “Otto Family”). The share issuance, together with the warrants issuances are collectively referred to as the “Otto Transaction”. On April 9, 2009, the Company’s shareholders approved the sale of the common shares and warrants to the Otto Family pursuant to the Otto Transaction. Under the terms of the Stock Purchase Agreement, the Company issued additional common shares to the Otto Family in an amount equal to any dividends declared, associated with the issuance of common shares, by the Company after February 23, 2009 and prior to the applicable closing of the stock purchase by the Investor. The transaction was completed in two closings, May and September 2009. In May 2009, the Company issued and sold 15.0 million shares and warrants to purchase 5.0 million common shares to the Otto Family for a purchase price of $52.5 million. The Company also issued an additional 1,071,428 shares as a result of the first quarter 2009 dividend to the Otto Family associated with the initial 15.0 million shares. In September 2009, the Company issued and sold 15.0 million common shares and warrants to purchase 5.0 million common shares to the Otto Family for a purchase price of $60.0 million. The Company also issued an additional 1,787,304 shares as a result of the first and second quarter 2009 dividends to the Otto Family associated with the second 15.0 million shares. In total, the Company issued 32,858,732 million common shares to the Otto Family.
The shareholders’ approval of the Otto Transaction in April 2009 resulted in a “potential change in control” under the Company’s equity-based award plans. In addition, in September 2009 as a result of the second closing with the Otto family acquiring beneficial ownership of more than 20% of the Company’s outstanding common shares, a “change in control” was deemed to have occurred under the Company’s equity deferred compensation plans. In accordance with the equity-based award plans, all unvested stock options became fully exercisable and all restrictions on unvested shares lapsed, and, in accordance with the equity deferred compensation plans, all unvested deferred stock units vested and were no longer subject to forfeiture. As such, in September 2009, the Company recorded an additional accelerated non-cash charge of approximately $4.9 million in accordance with SFAS 123(R) related to these equity awards. The total non-cash change in control charge recorded for the nine-month period ended September 30, 2009 was $15.4 million.
In addition, the shares and warrants are required to be recognized at fair value in April 2009 and marked-to-market through earnings thereafter until settlement or expiration. As a result, the Company reported an aggregate non-cash charge of $118.2 million, or $0.70 per diluted share in the third quarter of 2009 and $198.2 million, or $1.33 per diluted share for the nine-month period ended September 30, 2009, relating to the valuation adjustments associated with these instruments, due to the appreciation in share price since the initial valuation date. Following the closing of the shares during the third quarter of 2009, the Company will no longer be required to mark to market this contract, but will continue adjusting the warrants to fair value through earnings until exercised or upon expiration.
In the third quarter of 2009, the Company acquired its partner’s 80% interest in Merriam Village through the assumption and guarantee of $17.0 million of debt, of which the Company had previously guaranteed 20%. DDR did not expend any funds for this interest. In connection with DDR’s assumption of the remaining 80% guarantee, the lender agreed to modify and extend this secured mortgage. This acquisition is a component of the Company’s ongoing initiative to exit its investments with Coventry II.
In the third quarter of 2009, the Company liquidated its investment in Macquarie DDR Trust (ASX: MDT) for aggregate proceeds of $6.4 million. The Company recorded a gain on sale of these units of approximately $3.5 million for the three months ended September 30, 2009.
In October 2009, the Macquarie DDR Trust unitholders approved the redemption of Developers Diversified’s interest in the MDT US LLC joint venture. A 100% interest in three shopping center assets was transferred to the Company in October 2009 in exchange for its approximate 14.5% ownership stake and a cash payment of $1.6 million to the DDR Macquarie Fund.
Dispositions:
The Company sold 11 properties, aggregating 1.5 million square feet, in the third quarter of 2009, generating gross proceeds of approximately $156.6 million. The Company recorded an aggregate gain on sale of approximately $4.4 million related to these assets in the third quarter of 2009. The Company’s joint ventures sold eight properties, aggregating 1.7 million square feet in the third quarter of 2009, generating gross proceeds of approximately $107.6 million. The Company’s joint ventures recorded an aggregate loss on sale of approximately $13.8 million related to these assets in the third quarter of 2009 of which the Company’s proportionate share was $0.5 million.
Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected
		Remaining	Initial
	Owned	Cost	Anchor
Location	GLA	($ Millions)	Opening *	Description
Boise (Nampa), Idaho	431,689	$29.3	2H 07	Community Center
Boston (Norwood), Massachusetts	56,343	7.8	1H 10	Community Center
Elmira (Horseheads), New York	350,987	10.0	1H 07	Community Center
Austin (Kyle), Texas **	443,092	20.5	2H 09	Community Center

Total	1,282,111	$67.6

*	1H = First Half, 2H = Second Half; either actual or anticipated

**	Consolidated 50% Joint Venture
In addition to these current projects, several of which will be developed in phases, the Company and its joint venture partners intend to commence construction on various other developments only after substantial tenant leasing has occurred and acceptable construction financing is available, including several international projects.
Unconsolidated Joint Venture Development:
One of the Company’s unconsolidated joint ventures has the following shopping center project under construction.

	DDR’s		Expected
	Effective		Remaining	Initial
	Ownership	Owned	Cost	Anchor
Location	Percentage	GLA	($ Millions)	Opening*	Description
Dallas (Allen), Texas	10.0%	797,665	$(4.6) **	1H 08	Lifestyle Center

*	1H = First Half

**	Includes a reduction in costs from future land sales

Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned shopping center at a projected aggregate net cost of approximately $89.1 million. At September 30, 2009, approximately $73.5 million of costs had been incurred in relation to this project.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Unconsolidated Joint Venture Redevelopments and Expansions:
One of the Company’s unconsolidated joint ventures is currently expanding/redeveloping the following shopping center at a projected net cost of $90.3 million, which includes original acquisition costs related to this asset which was acquired for redevelopment. At September 30, 2009, approximately $76.5 million of costs had been incurred in relation to this project.

	DDR’s
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20%	Large-scale redevelopment of enclosed mall to open-air format
Financings:
In September 2009, the Company issued $300 million 9.625% senior unsecured notes due March 2016. The notes were offered at 99.42% of par with a yield to maturity of 9.75%. Proceeds from the offering were used to repay debt with shorter term maturities and to reduce amounts outstanding on the Company’s unsecured credit facilities.
In September 2009, the Company purchased approximately $250.1 million face amount of its outstanding senior unsecured notes through an announced cash tender offer at a discount to par resulting in a gross gain of approximately $22.1 million. The tender offer included debt maturities from 2010 through 2018.
Also in the third quarter of 2009, the Company purchased approximately $47.4 million face amount of its outstanding senior unsecured notes (primarily convertible unsecured notes) at a discount to par resulting in a gross gain of approximately $6.7 million. This gain was reduced by approximately $2.4 million due to the adoption of FSP APB 14-1, “Accounting for Convertible Debt That May Be Settled in Cash Upon Conversion”, on January 1, 2009 (“Convertible Debt Restatement”).
In July 2009, the Company obtained $17 million of mortgage debt from a life insurance company on two shopping centers at a 6% interest rate and maturing in 2017.
In October 2009, the Company obtained a $400 million, five-year loan secured by a portfolio of 28 stabilized shopping centers from Goldman Sachs Commercial Mortgage Capital, L.P., an affiliate of Goldman, Sachs & Co.

Equity Issuances:
The Company sold approximately 18.4 million of its common shares during the three-month period ended September 30, 2009, generating gross proceeds of approximately $156.6 million through its continuous equity program. Substantially, all net proceeds were used to repay debt. In September 2009, the Company also issued 16.8 million common shares in connection with the Otto Transaction as previously discussed.
Developers Diversified owns and manages approximately 670 retail operating and development properties in 44 states, Brazil, Canada and Puerto Rico. Totaling more than 148 million square feet, the Company’s shopping center portfolio features open-air, value-oriented neighborhood and community centers, mixed-use centers and lifestyle centers located in prime markets with stable populations and high-growth potential. Developers Diversified is the largest landlord in Puerto Rico and owns a premier portfolio of regional malls in and around Sao Paulo, Brazil. Developers Diversified is a self-administered and self-managed REIT operating as a fully integrated real estate company. Additional information about the Company is available on the Internet at www.ddr.com.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Kate Deck, Investor Relations Director, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to sell assets on commercially reasonable terms; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for nine-month period ended September 30, 2009. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2008. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008 (E)	2009	2008 (E)
Revenues:
Minimum rents (A)	$135,481	$149,335	$408,623	$448,511
Percentage and overage rents (A)	1,441	1,054	5,075	4,947
Recoveries from tenants	43,758	49,548	135,181	145,801
Ancillary and other property income	5,698	4,889	15,696	15,748
Management, development and other fee income	14,693	15,378	43,194	47,302
Other (B)	1,193	2,656	6,173	7,383

	202,264	222,860	613,942	669,692

Expenses:
Operating and maintenance (C)	36,952	34,572	107,155	102,206
Real estate taxes	27,965	26,872	83,076	79,128
Impairment charges (D)	2,653	—	80,167	—
General and administrative (E)	25,886	19,560	73,469	61,607
Depreciation and amortization	53,621	60,031	171,552	167,769

	147,077	141,035	515,419	410,710

Other income (expense):
Interest income	3,289	1,660	9,546	2,775
Interest expense (F)	(57,268)	(61,713)	(175,165)	(185,977)
Gain on repurchases of senior notes	23,881	—	142,360	200
Loss on equity derivative instruments (G)	(118,174)	—	(198,199)	—
Other income (expenses) (H)	2,203	(6,859)	(9,123)	(7,459)

	(146,069)	(66,912)	(230,581)	(190,461)

(Loss) income before equity in net (loss) income of joint ventures, impairment of joint venture investments, income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	(90,882)	14,913	(132,058)	68,521
Equity in net (loss) income of joint ventures (I)	(183)	1,981	(8,984)	21,924
Impairment of joint venture investments (J)	(61,200)	—	(101,571)	—
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes	(639)	16,426	(527)	15,111

(Loss) income from continuing operations	(152,904)	33,320	(243,140)	105,556
Income (loss) from discontinued operations (K)	5,126	416	(81,959)	6,125

(Loss) income before gain on disposition of real estate	(147,778)	33,736	(325,099)	111,681
Gain on disposition of real estate, net of tax	7,128	3,093	8,222	6,368

Net (loss) income	(140,650)	36,829	(316,877)	118,049
Loss (income) attributable to non-controlling interests (L)	2,804	(1,579)	39,848	(5,975)

Net (loss) income attributable to DDR	$(137,846)	$35,250	$(277,029)	$112,074

Net (loss) income applicable to common shareholders	$(148,413)	$24,683	$(308,731)	$80,372

Funds From Operations (“FFO”):
Net (loss) income applicable to common shareholders	$(148,413)	$24,683	$(308,731)	$80,372
Depreciation and amortization of real estate investments	51,635	61,099	170,236	172,740
Equity in net loss (income) of joint ventures (I)	183	(1,981)	8,557	(21,924)
Joint ventures’ FFO (I)	13,584	15,833	32,553	60,922
Non-controlling interests (OP Units) (L)	8	261	167	1,145
Gain on disposition of depreciable real estate	(7,130)	(3,170)	(19,405)	(4,321)

FFO applicable to common shareholders	(90,133)	96,725	(116,623)	288,934
Preferred dividends	10,567	10,567	31,702	31,702

FFO	$(79,566)	$107,292	$(84,921)	$320,636

Per share data:
Earnings per common share
Basic	$(0.90)	$0.20	$(2.11)	$0.66

Diluted	$(0.90)	$0.20	$(2.11)	$0.66

Dividends Declared	$0.02	$0.69	$0.42	$2.07

Funds From Operations – Basic (M)	$(0.54)	$0.80	$(0.80)	$2.40

Funds From Operations – Diluted (M)	$(0.54)	$0.80	$(0.80)	$2.39

Basic – average shares outstanding	165,073	119,795	146,151	119,447

Diluted – average shares outstanding	165,073	119,882	146,151	119,583

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Base and percentage rental revenues for the nine-month period ended September 30, 2009, as compared to the prior-year comparable period, decreased $39.8 million primarily due to store closings related to five major tenant bankruptcies which approximated $38.4 million, the most significant of which related to the assets formerly occupied by Mervyns, which is 50% owned by the Company through a consolidated joint venture. There was also a decrease of $3.8 million in straight line rental income, a majority of which is related to major tenant bankruptcies and a $0.3 million decrease related to the Company’s business centers. These decreases were partially offset by net increased leasing activity of $2.7 million. Included in rental revenues for the nine-month periods ended September 30, 2009 and 2008, is approximately $2.5 million and $7.2 million, respectively, of revenue resulting from the recognition of straight-line rents, including discontinued operations.
(B)	Other income for the three- and nine-month periods ended September 30, 2009 and 2008 was comprised of the following (in millions):

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Lease termination fees	$0.8	$0.8	$3.4	$5.0
Financing fees	0.2	1.9	0.9	1.9
Other miscellaneous	0.2	—	1.9	0.5

	$1.2	$2.7	$6.2	$7.4

     (C) Included in operating and maintenance, including discontinued operations, is the following:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Bad debt expense	$4.8	$3.5	$10.8	$10.2
Ground Rent Expense (a)	1.3	1.0	3.5	3.1

(a)	Includes non-cash expense for the three-month periods ended September 30, 2009 and 2008 of approximately $0.6 million and $0.4 million, respectively, and for the nine-month periods ended September 30, 2009 and 2008, of approximately $1.4 million and $1.3 million, respectively, related to the straight-line of ground leases.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(D)	The Company recorded impairment charges during both the three and nine-month periods ended September 30, 2009 on consolidated assets that are either under contract or being marketed for sale as the book basis of the assets was in excess of the estimated fair market value. Of this amount, $61.0 million was recorded in the nine-month period related to impairment charges on 13 assets formerly occupied by Mervyns, of which the Company’s proportionate share was $29.7 million after adjusting for the allocation of the loss to the non-controlling interest in this consolidated joint venture. An additional $65.5 million in impairment charges were reported for the nine-month period as part of discontinued operations (see footnote K).
(E)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine-month periods ended September 30, 2009 and 2008, general and administrative expenses were approximately 5.6% and 4.3% of total revenues, including joint venture revenues, respectively. In the three- and nine-month periods ended September 30, 2009, the Company recorded non-cash charges as a result of the change in control provisions included in the Company’s equity-based award plans triggered from the Otto Transaction, as previously discussed. Excluding these charges, general and administrative expenses were 4.5% of total revenues for the nine-month period ended September 30, 2009.
(F)	In 2009, the Company adopted FSP APB 14-1, “Accounting for Convertible Debt That May be Settled in Cash Upon Conversion”. The adoption of this FSP required the Company to restate its interest expense and record non-cash interest-related charges of $3.3 million and $9.8 million, net of capitalized interest, for the three and nine months ended September 30, 2008, respectively. The Company recorded non-cash interest expense of approximately $2.7 million and $9.8 million for the three and nine months ended September 30, 2009, respectively, in accordance with this new accounting standard.
(G)	Represents the impact of the valuation adjustments for the equity derivative instruments issued as part of the Otto Transaction. The total non-cash charge for the quarter includes an $83.2 million loss recognized on the 16.8 million common shares issued to the Otto Family in September 2009, which included the impact of dividends paid in common shares. The magnitude of the charge recognized during the quarter primarily relates to the difference between the closing trading value of the Company’s common shares of $4.88 on June 30, 2009, which was less than the closing trading value of the Company’s common shares on the September 18, 2009 issuance date of $9.82. The balance of the charge for the quarter included $35.0 million relating to the warrant valuation adjustments. The Company incurred charges of approximately $80 million relating to these contracts in the second quarter of 2009 resulting in an aggregate $198.2 million charge recorded for the nine months ended September 30, 2009.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(H)	Other income (expenses) for the third quarter primarily related to a $3.5 million gain on the sale of Macquarie DDR Trust units offset by litigation-related expenditures, the write off of costs related to abandoned development projects, costs incurred for transactions that are not expected to close and debt extinguishment costs. Other expenses for the nine months ended September 30, 2009 also included a reserve associated with a mezzanine note receivable of $5.4 million and an $0.8 million loss on Macquarie DDR Trust units sold in the second quarter of 2009.

(I)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Revenues from operations (a)	$221,437	$234,804	$662,265	$698,925

Operating expenses	87,084	85,416	253,670	241,245
Depreciation and amortization of real estate investments	62,103	58,058	186,856	172,081
Interest expense (b)	84,896	74,718	237,959	221,958

	234,083	218,192	678,485	635,284

(Loss) income from operations before tax expense and discontinued operations	(12,646)	16,612	(16,220)	63,641
Income tax expense	(2,513)	(4,011)	(7,065)	(11,994)
Income (loss) from discontinued operations, net of tax (c)	358	1,334	(31,060)	4,138
Loss on disposition of discontinued operations, net of tax (d)	(13,767)	—	(19,852)	—
Loss on disposition of assets (d)	(74)	—	(26,815)	(13)
Other, net (e)	(3,602)	(36,728)	5,833	19,811

Net (loss) income	$(32,244)	$(22,793)	$(95,179)	$75,583

DDR ownership interests (f)	$(1,302)	$2,603	$(12,375)	$22,816

FFO from joint ventures are summarized as follows:

Net (loss) income	$(32,244)	$(22,793)	$(95,179)	$75,583
Loss (gain) on disposition of real estate, including discontinued operations	—	—	—	13
Depreciation and amortization of real estate investments	62,434	59,274	189,472	175,723

	$30,190	$36,481	$94,293	$251,319

DDR ownership interests (f)	$13,584	$15,883	$32,553	$60,922

DDR joint venture distributions received, net	$7,757	$15,189	$23,493	$41,490

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(a)	Revenues for the three-month periods ended September 30, 2009 and 2008 included approximately $1.4 million and $1.5 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was $0.2 million in each period. Revenues for the nine-month periods ended September 30, 2009 and 2008 included approximately $3.0 million and $5.7 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was $0.3 million and $0.7 million, respectively. Revenues from operations for the nine-month period ended September 30, 2009, as compared to the prior-year comparable period, decreased primarily due to store closings related to four major tenant bankruptcies which is estimated to be approximately $25.0 million.
(b)	Interest expense includes non-cash charges related to ineffective derivative instruments at the DDR Macquarie Fund of $3.6 million and $5.1 million for the three and nine-month periods ended September 30, 2009, respectively, and of $0.2 million and $0.7 million for the three- and nine-month periods ended September 30, 2008, respectively.
(c)	The DDR Macquarie Fund reported impairment losses of $33.9 million on three assets under contract to be sold as of June 30, 2009 which were subsequently sold in the third quarter of 2009. The Company’s proportionate share of these impairment losses aggregated $5.5 million for the nine- month period and was reduced by the impact of the other than temporary impairment recorded on this investment in the fourth quarter of 2008.
(d)	Loss on disposition of discontinued operations consists of the sale of 13 properties by three separate unconsolidated joint ventures in 2009. These dispositions resulted in a loss of $13.8 million and $19.9 million for the three- and nine-month periods ended September 30, 2009, respectively, and exclude the impact of the previously recognized impairments discussed above. The Company’s proportionate share of the loss on disposition for the three- and nine-month periods ended September 30, 2009 was $0.5 million and $1.4 million, respectively, and was reduced by the impact of previously recorded impairments on the respective unconsolidated joint ventures, as appropriate. In addition, an unconsolidated joint venture disposed of a property in the first quarter of 2009 resulting in a loss of $26.7 million of which the Company’s proportionate share was $5.8 million.
(e)	Includes the effects of certain derivative instruments that are marked-to-market through earnings from the Company’s equity investment in Macquarie DDR Trust aggregating approximately $2.3 million of loss and $7.2 million of income through the Company’s ownership period in the units for the three- and nine-month periods ended September 30, 2009, respectively and $37.7 million of loss and $16.5 million of income for the three- and nine-month periods ended September 30, 2008, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(f)	The Company’s share of joint venture net loss was decreased by $1.2 million and the equity in net income was decreased by $0.6 million for the three-month periods ended September 30, 2009 and 2008, respectively. The Company’s share of joint venture net loss was decreased by $3.4 million and the equity in net income was decreased by $0.9 million for the nine-month periods ended September 30, 2009 and 2008, respectively. These adjustments relate primarily to basis differences impacting amortization and depreciation, impairment charges and (loss) gain on dispositions.

At September 30, 2009 and 2008, the Company owned joint venture interests, excluding consolidated joint ventures, in 318 and 329 shopping center properties, respectively.
(J)	The Company recorded $61.2 million and $101.6 million in impairment charges, for the three- and nine-month periods ended September 30, 2009, respectively, associated with joint venture investments in accordance with APB Opinion No. 18, “The Equity Method of Accounting for Investment in Common Stock.” The provisions of this opinion require that a loss in value of an investment under the equity method of accounting which is an other than “temporary” decline must be recognized. The Company determined that certain of its unconsolidated joint venture investments suffered an “other than temporary impairment” during 2009. During the three months ended September 30, 2009, these charges primarily related to the Company’s investments in the DDRTC Core Retail Fund LLC ($55.0 million) and the DDR-SAU Retail Fund LLC ($6.2 million). During the nine months ended September 30, 2009, the Company also recorded a charge relating to its interest in the Coventry II joint ventures ($40.4 million).
(K)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period Ended		Nine-Month Period Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenues from operations	$2,202	$13,232	$19,086	$41,476

Operating expenses	652	3,617	5,005	11,899
Impairment charges	—	—	65,496	—
Interest, net	328	2,571	4,747	8,312
Depreciation and amortization of real estate investments	544	3,911	5,832	13,310

Total expenses	1,524	10,099	81,080	33,521

Income (loss) before gain (loss) on disposition of real estate	678	3,133	(61,994)	7,955
Gain (loss) on disposition of real estate, net	4,448	(2,717)	(19,965)	(1,830)

Net income (loss)	$5,126	$416	$(81,959)	$6,125

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(L)	Non-controlling interests are comprised of the following:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Loss (income) attributable to non-controlling interests	$2,804	$(1,558)	$39,860	$(5,914)
Redeemable operating partnership units	—	(21)	(12)	(61)

	$2,804	$(1,579)	$39,848	$(5,975)

In June 2008, 0.5 million operating partnership units were converted into an equivalent number of common shares of the Company.
(M)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million Operating Partnership Units (“OP Units”) outstanding at September 30, 2009 and 2008, into 0.4 million common shares for the three-month periods ended September 30, 2009 and 2008, on a weighted average basis, and 0.4 million common shares and 0.6 million common shares for the nine-month periods ended September 30, 2009 and 2008, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO were approximately 165.5 million and 120.8 million for the three-month periods ended September 30, 2009 and 2008, respectively, and 146.5 million and 120.7 million for the nine-month periods ended September 30, 2009 and 2008, respectively. For purposes of calculating operating FFO for the three- and nine month- periods ended September 30, 2009, the weighted average diluted shares and OP Units were 169.5 million and 148.6 million, respectively, which include common stock equivalents relating to equity awards and warrants.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data (A):

	September 30, 2009	December 31, 2008 (B)
Assets:
Real estate and rental property:
Land	$1,968,142	$2,073,947
Buildings	5,574,306	5,890,332
Fixtures and tenant improvements	277,153	262,809

	7,819,601	8,227,088
Less: Accumulated depreciation	(1,317,117)	(1,208,903)

	6,502,484	7,018,185
Construction in progress	957,298	882,478

Real estate, net	7,459,782	7,900,663

Investments in and advances to joint ventures	521,161	583,767
Cash	26,415	29,494
Restricted cash (C)	102,716	111,792
Notes receivable	75,547	75,781
Receivables, including straight-line rent, net	148,184	164,356
Other assets, net	145,164	154,369

	$8,478,969	$9,020,222

Liabilities:
Indebtedness:
Revolving credit facilities	$826,262	$1,027,183
Unsecured debt	1,825,834	2,402,032
Mortgage and other secured debt	2,512,991	2,437,440

	5,165,087	5,866,655
Dividends payable	10,899	6,967
Other liabilities (D)	309,187	281,179

	5,485,173	6,154,801
Redeemable operating partnership units	627	627
Equity	2,993,169	2,864,794

	$8,478,969	$9,020,222

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

(A)	Amounts include the consolidation of a 50% owned joint venture, DDR MDT MV LLC (“MV LLC”), that owns 32 sites formerly occupied by Mervyns at September 30, 2009, which includes the following (in millions):

	September 30, 2009	December 31, 2008
Real estate, net	$230.3	$325.1
Restricted cash	57.3	64.8
Mortgage debt	229.6	258.5
Non-controlling interests	29.6	70.2

(B)	The December 31, 2008 selected balance sheet data was revised to reflect the adoption of two accounting standards in the first quarter of 2009.

–	The Company adopted the provisions of FSP APB 14-1, resulting in the Convertible Debt Restatement. The Company increased real estate assets by $2.9 million and equity by $52.6 million and decreased unsecured debt by $50.7 million and deferred charges by $1.0 million in connection with the adoption.

–	The Company adopted the provisions of SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an Amendment of ARB No. 51,” which impacted the accounting for transactions with non-controlling shareholders. The Company no longer has a line item in its balance sheet referred to as Minority Interests. Equity at December 31, 2008 has been revised to include $120.1 million attributable to non-controlling interests. Equity at September 30, 2009 includes $95.0 million attributable to non-controlling interests.

(C)	Included in restricted cash are amounts held by MV LLC as noted above. The MV LLC restricted cash is comprised of proceeds received from the seller of the Mervyns portfolio relating to Mervyn’s bankruptcy filing in the third quarter 2008, a capital contribution by the members of MV LLC, and proceeds related to a security deposit letter of credit, net of debt service payments, all of which are required to be held in escrow by the lender. Also included in restricted cash is $45.4 million and $47.0 million at September 30, 2009 and December 31, 2008, respectively, relating to the terms of a bond issue for one of the Company’s projects in Mississippi.

(D)	Includes a $54.5 million non-cash liability relating to the equity derivative instruments deemed issued in connection with the Otto Transaction as of September 30, 2009, that will be satisfied through the issuance of common shares or upon the expiration of the contract. The liability will be reclassified into equity upon ultimate exercise or expiration of the instruments.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30,	December 31,
	2009	2008
Land	$2,316,638	$2,378,033
Buildings	6,418,500	6,353,985
Fixtures and tenant improvements	159,375	131,622

	8,894,513	8,863,640
Less: Accumulated depreciation	(748,754)	(606,530)

	8,145,759	8,257,110
Construction in progress	295,222	412,357

Real estate, net	8,440,981	8,669,467
Receivables, including straight-line rent, net	156,567	136,410
Leasehold interests	11,746	12,615
Other assets	408,901	315,591

	$9,018,195	$9,134,083

Mortgage debt (a)	$5,619,195	$5,776,897
Notes and accrued interest payable to DDR	73,746	64,967
Other liabilities	258,518	237,363

	5,951,459	6,079,227
Accumulated equity	3,066,736	3,054,856

	$9,018,195	$9,134,083

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,076.7 million and $1,216.1 million at September 30, 2009 and December 31, 2008, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Table of Contents

Section	Page

Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Debt to EBITDA Calculation	2.4
Significant Accounting Policies	2.5
Other Real Estate Information	2.6
Reconciliation of Non-GAAP Financial Measures	2.7
Non-Cash Expense – Equity Derivative Instruments	2.8

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions	4.2
Dispositions	4.2
Development Projects	4.3
Development Delivery and Funding Schedules	4.4
Expansion and Redevelopment Projects	4.5
Summary of Recently Developed Assets	4.6
Summary of Recently Expanded and Redeveloped Assets	4.7

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
Property list available online at www.ddr.com
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2008.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Nine-Month		Nine-Month
	Period Ended		Period Ended
	September 30,		September 30,	Year Ended December 31,
	2009		2008	2008		2007		2006	2005
FUNDS FROM OPERATIONS:
Net (Loss) Income Applicable to Common Shareholders	($308,731	)(5)	$80,372	($114,199	)(7)	$214,008	(8)	$196,789	$227,474
Depreciation and Amortization of Real Estate Investments	$170,236		$172,740	$236,344		$214,396		$185,449	$169,117
Equity in Net Loss (Income) From Joint Ventures	$8,557		($21,924)	($17,719)		($43,229)		($30,337)	($34,873)
Joint Venture Funds From Operations	$32,553		$60,922	$68,355		$84,423		$44,473	$49,302
Non-Controlling Interests (OP Units)	$167		$1,145	$1,145		$2,275		$2,116	$2,916
Gain on Disposition of Real Estate	($19,405)		($4,321)	($4,244)		($17,956)		($21,987)	($58,834)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	($116,623)		$288,934	$169,682		$453,918		$376,504	$355,102
PREFERRED DIVIDENDS	$31,702		$31,702	$42,269		$50,934	(8)	$55,169	$55,169

FUNDS FROM OPERATIONS	($84,921)		$320,636	$211,952		$504,852		$431,673	$410,271

PER SHARE INFORMATION:
Funds From Operations — Diluted	($0.80	)(5)	$2.39	$1.40	(7)	$3.70		$3.40	$3.21
Net (Loss) Income — Diluted	($2.11)		$0.66	($0.96)		$1.75		$1.79	$2.08
Dividends	$0.42		$2.07	$2.07		$2.64		$2.36	$2.16

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	146,550		120,644	121,030		122,716		110,826	110,700

DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	54.03%		58.13%	58.81%		56.92%		54.36%	52.67%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (1)	5.62	%(6)	4.32%	5.17	%(9)	4.53	%(10)	4.80%	4.55%

REVENUES:
DDR Revenues	$633,028		$711,167	$943,654		$973,690		$824,725	$748,571
Joint Venture Revenues	$674,039		$714,624	$946,340		$818,029		$438,885	$438,103

TOTAL REVENUES (2)	$1,307,067		$1,425,791	$1,889,994		$1,791,719		$1,263,610	$1,186,675

NET OPERATING INCOME:
DDR Net Operating Income	$437,818		$517,983	$682,566		$723,196		$615,007	$555,291
Joint Venture Net Operating Income	$411,521		$468,395	$617,465		$544,732		$288,699	$280,617

TOTAL NET OPERATING INCOME (2)(3)	$849,339		$986,378	$1,300,031		$1,267,928		$903,706	$835,907

REAL ESTATE AT COST:
DDR Real Estate at Cost	$8,776,899		$9,186,180	$9,109,565		$8,984,738		$7,450,693	$7,029,337
Joint Venture Real Estate at Cost	$9,189,735		$9,264,728	$9,275,998		$8,945,738		$3,939,707	$3,470,112

TOTAL REAL ESTATE AT COST (4)	$17,966,634		$18,450,907	$18,385,564		$17,930,476		$11,390,400	$10,499,449

(1)	The calculation includes all revenues from discontinued operations as well as joint venture revenues.

(2)	Includes activities from discontinued operations.

(3)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(4)	Includes construction in progress (CIP) at September 30, 2009 of $1,252.5 million (includes $295.2 million of CIP included in joint ventures, of which $58.2 million represents the Company’s proportionate share), and at December 31, 2008, 2007, 2006, 2005, CIP aggregated $1,291.9 million, $872.3 million, $611.2 million and $386.2 million, respectively.

(5)	Includes non-recurring non-cash charges aggregating $352.0 million primarily related to impairments of consolidated investments net of non-controlling interests, a non-cash change in control charge, loss on equity derivative instruments, a loan loss reserve, DDR’s proportionate share of joint venture loss on sale of assets and impairments and consolidated loss on sales of assets offset by the gain on repurchases of debt for the nine-month period ended September 30, 2009. Excluding these items, operating FFO was $1.58 per diluted share.

(6)	Includes $15.2 million relating to a non-cash change in control charge. Excluding this charge, general and administrative expenses were approximately 4.5% of total revenues for the period.

(7)	Includes non-recurring non-cash charges aggregating $186.5 million primarily related to impairments offset by the gains on repurchases of debt. Excluding these items, operating FFO was $2.94 per diluted share.

(8)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(9)	Includes $15.8 million for a non-cash charge relating to the termination of an equity award plan. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues for the year ended December 31, 2008.

(10)	Includes the former president’s resignation as an executive officer of the Company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues for the year ended December 31, 2007.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Nine-Month
	Period Ended
	September 30,		Year Ended December 31,
	2009		2008	2007	2006	2005
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	54.03%		58.81%	56.92%	54.36%	52.67%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.37%		62.20%	61.01%	57.20%	55.44%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$165,129		$267,240	$283,211	$218,049	$184,281
FFO Before Interest and Preferred Dividends (1)	$437,105		$650,112	$776,958	$648,416	$594,551

	2.65		2.43	2.74	2.97	3.23
DEBT SERVICE COVERAGE RATIO:
Debt Service (1)	$184,738		$268,222	$291,585	$247,464	$217,434
FFO Before Interest and Preferred Dividends (1)	$437,105		$650,112	$776,958	$648,416	$594,551

	2.37		2.42	2.66	2.62	2.73
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO:
Fixed Charges (1)	$216,440		$310,491	$337,114	$302,632	$272,603
FFO Before Interest and Preferred Dividends (1)	$437,105		$650,112	$776,958	$648,416	$594,551

	2.02		2.09	2.30	2.14	2.18
DIVIDEND PAYOUT RATIO:
Common Share Dividends and Operating Partnership Interest	$60,709	(2)	$249,757	$327,183	$260,069	$237,856
FFO less preferred dividends, exclusive of charge associated with preferred stock redemption	$372,848		$364,115	$459,322	$376,504	$355,102

	0.16	(2)	0.69	0.71	0.69	0.67

(1)	See page 2.2.b for detailed calculation.

(2)	Includes issuance of common shares with an aggregate value of $50.8 million. Cash payout is actually 0.02 per quarter, resulting in an actual cash payout ratio of 0.03 in 2009.
Market Capitalization and Financial Ratios 2.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009

	Nine-Month
	Period Ended
	September 30,		Year Ended December 31,
	2009		2008		2007		2006		2005
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,776,899		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$56,919		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents, including restricted cash	$129,131		$141,286		$108,505		$28,378		$30,655
Notes Receivable	$75,547		$75,781		$18,557		$18,161		$24,996
Investments in and Advances to Joint Ventures	$521,161		$583,767		$638,111		$291,685		$275,136

	$9,559,657		$9,975,110		$9,822,354		$7,816,325		$7,386,469

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,776,899		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$56,919		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents	$129,131		$141,286		$108,505		$28,378		$30,655
Notes Receivable or Proportionate Share Thereof	$135,985		$141,311		$19,487		$35,443		$116,212
Proportionate Share of JV Undepreciated Real Estate Assets	$1,780,606		$1,930,001		$1,673,987		$804,738		$736,109

	$10,879,539		$11,386,875		$10,859,160		$8,346,659		$7,938,658

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	($116,623)		$169,682		$453,917		$376,504		$355,102
Impairments and Other Non-Cash Adjustments	$489,471	(1)	$194,433	(3)	$0		$0		$0
Interest Expense	$179,641		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($4,726)		($5,434)		($7,524)		($7,429)		($1,915)
Adjustment for Impact of Gains on Early Extinguishment of Debt	($142,360)		($10,455)		$0		$0		$0
Preferred Dividends, Including Preferred Operating Partnership Interests & Non-Cash D-42 Dividend	$31,702		$42,269		$50,934		$55,169		$55,169

	$437,105		$650,112		$776,958		$648,416		$594,551

DEBT SERVICE
Interest Expense	$179,641		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($4,726)		($5,434)		($7,524)		($7,429)		($1,915)
Non-cash adjustment to Interest Expense due to Adoption of Accounting Standard for Convertible Debt	($9,787	)(2)	($13,057	)(2)	($11,104	)(2)	($1,305	)(2)	$0
Recurring Principal Amortization	$19,610		$27,096		$30,583		$32,026		$33,154

	$184,738		$268,222		$291,585		$247,464		$217,434

FIXED CHARGES
Debt Service	$184,738		$268,222		$291,585		$247,464		$217,434
Preferred Dividends, Including Preferred Operating Partnership Interests and excluding Non-Cash	$31,702		$42,269		$45,529		$55,169		$55,169

D-42 Dividend	$216,440		$310,491		$337,114		$302,632		$272,603

(1)	Adjusted to eliminate non-cash charges related to impairment and loss on sale of consolidated investments net of non-controlling interests ($48.8 million), change in control charge ($15.4 million), loss on equity derivative instruments ($198.2 million), loan loss reserve ($5.4 million), impairment of joint venture investments ($107.3 million), DDR’s proportionate share of loss relating to the impairment of joint venture assets and loss on joint venture asset sales ($9.9 million) and impairment and loss on sale of consolidated assets included in discontinued operations ($104.5 million).

(2)	Adjusted to eliminate the impact of the change in accounting of the convertible debt pursuant to the retrospective adoption of FSP APB 14-1.

(3)	Adjusted to eliminate non-cash charges related to impairment of consolidated investments net of non-controlling interests ($57.6 million), loan loss reserve ($5.4 million), impairments of joint venture investments ($106.9 million), termination of a supplemental equity award plan ($15.8 million) and loss on sale of assets ($8.7 million).
Market Capitalization and Financial Ratios 2.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Total Market Capitalization as of September 30, 2009 (In Millions) (1) (2) (3)
Total Market Capitalization as of September 30, 2009 (In Millions) (1) (2) (3)

	At September 30, 2009		At December 31, 2008
		Percentage of		Percentage of
	Amount	Total	Amount	Total
Common Shares Equity	$1,819.9	24%	$629.7	9%
Perpetual Preferred Stock	$555.0	7%	$555.0	8%
Senior Convertible Notes	$498.8	7%	$782.3	11%
Fixed-Rate Unsecured Debt	$1,327.0	18%	$1,619.7	23%
Mortgage Debt	$1,521.6	20%	$1,482.7	21%
Variable-Rate Revolving Credit and Term Debt	$1,026.3	14%	$1,227.2	17%
Fixed-Rate Revolving Credit and Term Debt	$600.0	8%	$600.0	9%
Construction Financing	$191.4	2%	$154.8	2%

Total	$7,540.0	100%	$7,051.4	100%

Debt to Market Capitalization		68.5%		83.2%
Notes:

1.	Market value ($9.24 per share as of September 30, 2009 and $4.88 per share as of December 31, 2008) includes operating partnership units equivalent to approximately 0.4 million of the Company’s common shares.

2.	Does not include proportionate share of unconsolidated joint venture debt aggregating $1,076.7 million and $1,216.1 million at September 30, 2009 and December 31, 2008, respectively.

3.	Consolidated debt includes 100% of consolidated joint venture debt, comprised primarily of debt associated with a joint venture with Macquarie DDR Trust, of which the joint venture partners’ share is $148.1 million and $130.1 million at September 30, 2009 and December 31, 2008, respectively.
Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Debt to EBITDA calculation

	Quarter ended
	September 30, 2009	June 30, 2009
Debt/EBITDA — consolidated
EBITDA:
Net income (loss) attributable to DDR	(137,846)	(226,585)

Adjustments:
Impairment charges	2,653	107,014
Non-cash change in control charge (in G&A)	4,871	10,491
Depreciation and amortization	53,621	58,641
Depreciation attributable to non-controlling interests	(546)	(703)
Interest expense	57,268	59,962
Interest expense attributable to non-controlling interests	(1,588)	(1,436)
Gain on repurchases of senior notes	(23,881)	(45,901)
Loss on equity derivative instruments	118,174	80,025
Other (income) expenses, net	(2,153)	6,913
Equity in net loss of joint ventures	183	9,153
Impairment of joint venture investments	61,200	40,266
Income tax expense	639	920
EBITDA adjustments from discontinued operations (1)	(3,576)	64,052
Gain on disposition of real estate, net	(7,128)	(648)
Impairment charges applicable to non-controlling interests	—	(31,253)

EBITDA before JVs	121,891	130,911
Pro rata share of JV FFO	13,584	3,809
Pro rata share of JV impairments, loss on disposition and derivative gains/losses	712	11,362

EBITDA Consolidated	136,187	146,082
EBITDA Consolidated — annualized	544,748	584,328

Consolidated indebtedness	5,165,087	5,564,702
Non-controlling interests’ share of consolidated debt	(148,138)	(140,574)

Total consolidated indebtedness	5,016,949	5,424,128

Debt/EBITDA — consolidated	9.21	9.28

Ratio reflects Company’s consolidated EBITDA and pro rata share of JV FFO. The JV FFO, which is net of interest expense, reflects the earnings available to the Company to service consolidated debt. In addition, the JV debt is generally non-recourse to the Company.

Debt/EBITDA — pro rata

EBITDA before JVs	121,891	130,911
Pro rata share of JV EBITDA	31,937	31,531

EBITDA including pro rata share of JVs	153,828	162,442
EBITDA including pro rata share of JVs - annualized	615,112	649,768

Total consolidated indebtedness	5,016,949	5,424,128
Pro rata share of JV debt	1,076,660	1,209,899

Total pro rata indebtedness	6,093,609	6,634,027

Debt/EBITDA — pro rata	9.90	10.21

Ratio includes Company’s pro rata share of JV EBITDA and the Company’s pro rata share of JV debt outstanding.

Notes:
(1)	Discontinued operations includes the following EBITDA adjustments:
	Impairment charges	—	25,091
	Interest expense, net	328	1,439
	Depreciation and amortization	544	1,499
	(Gain) loss on disposition of real estate, net	(4,448)	36,023

		(3,576)	64,052
Debt to EBITDA Calculation 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	15 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable
Significant Accounting Policies 2.5.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the nine-month period ended September 30, 2009 and for the years ended December 31, 2008, 2007, 2006 and 2005, the Company capitalized interest of $17.3 million, $41.1 million, $28.8 million, $20.1 million and $12.5 million, respectively, as adjusted for the retrospective adoption of FSP APB 14-1.

•	In addition, the Company capitalized certain construction administration costs of $8.4 million for the nine-month period ended September 30, 2009 and $13.9 million, $10.9 million, $10.1 million and $6.2 million for the years ended December 31, 2008, 2007, 2006, and 2005, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.5.b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $32 million ($0.27 psf of owned GLA) in 2009.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.

•	At December 31, 2008, the Company estimated the value of this undeveloped land adjacent to existing shopping centers to be approximately $70 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2008.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment, excluding Mervyns, to be approximately $175 million at September 30, 2009.
Other Real Estate Information 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Nine-Months Ended
	September 30,
	2009	2008
Total Revenues DDR	$613,942	$669,692
Total Revenues — Combined Joint Ventures	662,265	698,925
Operating and Maintenance — DDR	(107,155)	(102,206)
Real Estate Taxes — DDR	(83,076)	(79,128)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(253,670)	(241,245)

Combined NOI	$832,306	$946,038

Total Same Store NOI	$746,455	$778,246	(4.1%)
Property NOI from other operating segments	85,851	167,792

Combined NOI	$832,306	$946,038

Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
FUNDS FROM OPERATIONS:
Net (Loss) Income Applicable to Common Shareholders	$(148,413)	$24,683	$(308,731)	$80,372
Depreciation and Amortization of Real Estate Investments	51,635	61,099	170,236	172,740
Equity in Net Loss (Income) From Joint Ventures	183	(1,981)	8,557	(21,924)
Joint Venture Funds From Operations	13,584	15,833	32,553	60,922
Non-Controlling Interests (OP Units)	8	261	167	1,145
Gain on Sales of Real Estate	(7,130)	(3,170)	(19,405)	(4,321)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$(90,133)	$96,725	$(116,623)	$288,934

Preferred Dividend Charges	10,567	10,567	31,702	31,702

FUNDS FROM OPERATIONS	$(79,566)	$107,292	$(84,921)	$320,636

ADDITIONAL NON-CASH DISCLOSURES:
Below Market Rent Amortization	$90	$235	$445	$714
Pro Rata Share of JV Below Market Rent Amortization	17	(67)	92	10

Debt Premium Amortization Income	$929	$927	$2,748	$3,704
Pro Rata Share of JV Debt Premium Amortization Expense	(5)	(2)	(41)	(16)

Convertible Debt Accretion	$2,654	$3,814	$9,787	$11,442
Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008	Income Statement Caption
Transactional Income Included in FFO
Consolidated
(Loss) Gains, Net of Tax	$(246)	$66	$502	$358	(Loss) Gain on Disposition of Real Estate

Loss on Sales from Discontinued Operations	(2,646)	(5,828)	(38,954)	(5,828)	Loss on Disposition of Discontinued Operations
Land Sale Gain	7,338	2,968	7,304	5,687	(Loss) Gain on Disposition of Real Estate

	$4,446	$(2,794)	$(31,148)	$217

Transactional Income NOT Included in FFO
Consolidated
Gain on Dispositions	$36	$59	$416	$323	(Loss) Gain on Disposition of Real Estate
Gain on Sales from Discontinued Operations	7,094	3,111	18,989	3,998	Gain on Disposition of Discontinued Operations

	$7,130	$3,170	$19,405	$4,321	FFO Reconciliation

Gain on Disposition of Real Estate, net of tax
(Loss) Gains, Net of Tax	$(246)	$66	$502	$358
Land Sale Gain	7,338	2,968	7,304	5,687
Gain on Dispositions	36	59	416	323

	$7,128	$3,093	$8,222	$6,368	Consolidated Income Statement

Gain (Loss) on Disposition of Real Estate From Discontinued Operations, net
Gain (Loss) on Sales from Discontinued Operations	$4,448	$(2,717)	$(19,965)	$(1,830)	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.c

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Loss on Sales from Discontinued Operations	$(13,767)	$—	$(19,852)	$—	Loss on Disposition of Discontinued Operations, net of tax
Land Sale Gains and Loss on Disposition of Real Estate	(74)	—	(26,815)	—	Loss on Disposition of Assets

	$(13,841)	$—	$(46,667)	$—

DDR’s Proportionate Share	$(521)	$—	$(1,429)	$—

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	$—	$—	Gain on Disposition of Discontinued Operations, net of tax
Loss on Sales	—	—	—	(13)	Loss on Disposition of Assets

	$—	$—	$—	$(13)

DDR’s Proportionate Share	$—	$—	$(5,348)	$—

Gain on Sales of Real Estate, Net of Tax
Land Sale Gains and Loss on Disposition of Real Estate	$(74)	$—	$(26,815)	$—
Loss on Sales	—	—	—	(13)

	$(74)	$—	$(26,815)	$(13)	Loss on Disposition of Assets

Gain on Sales of Real Estate From Discontinued Operations
Loss on Sales from Discontinued Operations included in FFO	$(13,767)	$—	$(19,852)	$—
Gain on Sales from Discontinued Operations NOT included in FFO	—	—	—	—

	$(13,767)	$—	$(19,852)	$—	Loss on Disposition of Discontinued Operations, net of tax

Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.d

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Activity
Non-Cash Expense — Equity Derivative Instruments
(In millions except share and per share amounts)
(Unaudited)
Description
The following instruments were approved for issuance on April 9, 2009 upon approval by the Company’s shareholders of the Stock Purchase Agreement dated February 23, 2009 between Mr. Alexander Otto and the Company. These equity instruments are required to be marked-to-market through earnings pursuant to the provisions of Emerging Issues Task Force (EITF) No. 07-5, “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock,” due to certain downward price protection provisions in the agreement.

	Shares	Contract Price	Term	Settlement
Forward — Tranche I	15,000,000	$3.50	n/a	11-May-09
Forward — Tranche II	15,000,000	$4.00	n/a	18-Sep-09
Warrants — Tranche I	5,000,000	$6.00	May-14	n/a
Warrants — Tranche II	5,000,000	$6.00	Sep-14	n/a

Note:	The number of shares and/or contract prices are subject to certain adjustments as a result of stock dividends and/or future issuances (if any) of our common stock at amounts below a defined price as described in the Stock Purchase Agreement.
Instrument Valuation

										Quarterly
										Change
	Market Value As of - Asset / (Liability) - 2009									Expense/
	April 9th		May 11th		June 30th	September 18th		September 30th		(Income)
Forward — Tranche I	$2.4	(a)	$(35.6	)(b)	n/a	n/a		n/a		$—
Forward — Tranche II	10.0	(a)	n/a		(21.7)	(104.9	)(c)	n/a		83.2
Warrants — Tranche I	(4.5)		n/a		(9.6)	n/a		(27.0)		17.4
Warrants — Tranche II	(4.7)		n/a		(9.9)	n/a		(27.5)		17.6

	$3.2		$(35.6)		$(41.2)	$(104.9)		$(54.5	)(d)	$118.2

Closing value of Company’s common shares — As of:	$3.12		$5.48		$4.88	$9.82		$9.24
Increase in share price since April 9, 2009:			$2.36		$1.76	$6.70		$6.12
Non-Cash Expense

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Forward — Tranche I	$—	$—	$38.0	$—
Forward — Tranche II	83.2	—	114.9	—
Warrants — Tranche I	17.4	—	22.5	—
Warrants — Tranche II	17.6	—	22.8	—

TOTAL	$118.2	$—	$198.2	$—

(a)	Initial valuation due to the closing trading value of the Company’s stock of $3.12 on April 9, 2009 which was less than the respective instrument contract price (including the impact of the first quarter declared stock dividends).

(b)	Upon settlement of the Forward-Tranche I (“Tranche I”) on May 11, 2009 (the “Settlement Date”), the Company received cash proceeds of $52.5 and issued approximately 16.1 million of its common shares. Based upon the change in market value of Tranche I from the original valuation date of April 9th as compared to the Settlement Date, the Company recognized an expense of approximately $38.0. The change in market value of Tranche I was derived predominantly from an increase in the closing trading price of our common stock of $2.36 per share since the initial valuation date.

(c)	Upon settlement of the Forward-Tranche II (“Tranche II”) on September 18, 2009 (the “Settlement II Date”), the Company received cash proceeds of $60.0 and issued approximately 16.8 million of its common shares. Based upon the change in market value of Tranche II from the original valuation date of April 9th as compared to the Settlement II Date, the Company recognized an expense of $114.9 and $83.2 in expense since June 30, 2009. The change in market value of Tranche II was derived predominantly from an increase in the closing trading price of our common stock of $6.70 per share since the initial valuation date.

(d)	Represents a non-cash obligation classified in other liabilities in the condensed consolidated balance sheet that will be reclassified into equity upon ultimate exercise or expiration.
Non-Cash Expense - Equity Derivative Instruments 2.8

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Venture Investment Summary
(in millions)
as of September 30, 2009

			DDR						Promoted
			Ownership	Consolidated	Number of		Gross Book		Interest
	Legal Name	Partner(s)%		(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,958.9	$1,768.9	Yes

2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,460.5	$967.2	Yes

3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (B)	Various	No	50		$1,721.6	$1,092.7	Yes

4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (50%)	50.0%	Yes	32		$380.4	$229.6	Yes

5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$211.8	$39.2	Yes

6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$106.8	$61.0	Yes

7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$32.4	$16.0	Yes

8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.3	$10.7	Yes

9	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1		$175.8	$130.3	Yes

10	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$89.8	$46.0	Yes

11	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	42		$131.7	$104.9	Yes

12	Coventry II DDR Totem Lake LLC	Coventry II Fund (80%)	20.0%	No	1		$42.1	$29.5	Yes

13	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$231.1	$164.7	Yes

14	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.7	$20.9	Yes

15	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$91.5	$60.0	Yes

16	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$125.8	$72.1	Yes

17	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.7	$23.4	Yes

18	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	9		$100.4	$9.1	No

19	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.1	$110.0	Yes

20	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	10		$524.3	$104.9	No

21	DDR-SAU Retail Fund, LLC	Special Account - U, L.P. (State of Utah ) (80%)	20.0%	No	29		$309.6	$226.2	No

22	Cole MT Independence Missouri JV LLC	Cole Realty Advisors, Inc. (85.5%)	14.5%	No	1		$61.5	$34.1	No

23	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$240.0	$280.0	No

24	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$206.0	$150.5	Yes

25	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No

26	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.8	$18.2	No

27	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No

28	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.6	$21.0	No

29	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.6	No

30	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.0	$0.0	No

31	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$29.6	$30.0	No

32	Other Joint Ventures		Various	Yes/No	23		$461.9	$73.9	Yes

	TOTALS				364		$10,010.8	$5,925.6

(A)	Property is under development.

(B)	The Company owns an effective ownership of 14.5% in DDR Macquarie Fund LLC as of September 30, 2009.

(C)	Joint Venture is included in consolidated operating results of DDR.
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2009

	DDRTC Core Retail	DDR Domestic	Investments with	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Fund LLC	Retail Fund I	Macquarie	Bloomfield LLC	Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC
Real estate assets	$2,958.9	$1,460.5	$1,721.6	$211.8	$106.8	$32.4	$13.3
Accumulated depreciation	(182.5)	(82.4)	(167.7)	0.0	(9.3)	(1.7)	(0.7)

Real estate, net	2,776.4	1,378.1	1,553.9	211.8	97.5	30.7	12.6

Receivables, net	29.6	21.8	26.0	0.1	3.0	0.6	0.1
Other assets	105.8	63.9	81.0	(0.0)	1.1	0.9	0.2
Disproportionate share of equity	—	—	—	—	—	—	—

	$2,911.8	$1,463.8	$1,660.9	$211.9	$101.6	$32.2	$12.9

Mortgage debt	$1,768.9	$967.2	$1,092.7	$39.2	$61.0	$16.0	$10.7
Amounts payable to DDR	1.0	1.5	0.9	65.5	0.0	0.0	0.0
Other liabilities	42.3	20.5	50.0	18.9	1.9	0.1	0.1

	1,812.2	989.2	1,143.6	123.6	62.9	16.1	10.8
Accumulated equity (deficit)	1,099.6	474.6	517.3	88.3	38.7	16.1	2.1
Disproportionate share of equity	—	—	—	—	—	—	—

	$2,911.8	$1,463.8	$1,660.9	$211.9	$101.6	$32.2	$12.9

Proportionate share of other assets/liabilities, net	$14.0	$13.0	$9.6	$(1.9)	$0.4	$0.3	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$59.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the nine months ended September 30, 2009

	DDRTC Core Retail	DDR Domestic	Investments with	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Fund LLC	Retail Fund I	Macquarie	Bloomfield LLC	Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC
Revenues from operations	$176.1	$97.8	$136.4	$(0.0)	$9.5	$2.6	$0.8
Rental operation expenses	(61.8)	(41.2)	(51.0)	(0.6)	(4.8)	(1.0)	(0.4)

Net operating income	114.3	56.6	85.4	(0.6)	4.7	1.6	0.4
Depreciation and amortization expense	(62.4)	(36.0)	(29.4)	0.0	(1.5)	(0.4)	(0.2)
Interest expense	(67.2)	(41.8)	(49.0)	(8.4)	(0.7)	(0.5)	(0.2)

Income (loss) before gain on sale of real estate	(15.3)	(21.1)	7.0	(9.0)	2.5	0.7	(0.0)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	(31.8)	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	—	0.0	(4.9)	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—

Net income (loss)	$(15.3)	$(21.1)	$(29.7)	$(9.0)	$2.5	$0.7	$(0.0)
DDR ownership interest	15%	20%	***	20%	20%	20%	20%

	$(2.3)	$(4.2)	$(2.9)	$(1.8)	$0.5	$0.1	$(0.0)
Amortization of basis differential	0.7	0.6	0.8	0.3	—	—	—

	$(1.6)	$(3.6)	$(2.1)	$(1.5)	$0.5	$0.1	$(0.0)

Proportionate share of net operating income (4)	$17.1	$11.3	$17.0	$(0.1)	$0.9	$0.3	$0.1

Proportionate share of interest expense (4)	$10.1	$8.4	$9.4	$1.7	$0.1	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$(15.3)	$(21.0)	$(29.8)	$(9.1)	$2.5	$0.7	$(0.0)
Depreciation of real property	62.4	35.9	31.5	0.0	1.5	0.4	0.2
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—

	$47.1	$14.9	$1.7	$(9.1)	$4.0	$1.1	$0.2
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%

DDR FFO	$6.7	$3.0	$1.6	$(1.5)	$0.8	$0.2	$0.0

Joint Venture Financial Summary 3.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2009

	Coventry II DDR	Coventry II DDR	Coventry II
	Montgomery Farm	Phoenix Spectrum	Service Holdings	Coventry II DDR	Coventry II DDR Tri-	Coventry II DDR	RVIP IIIB LP
	LLC	LLC	LLC	Totem Lake LLC	County Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Real estate assets	$175.8	$89.8	$131.7	$42.1	$231.1	$29.7	$91.5	$125.8
Accumulated depreciation	(2.9)	(7.7)	$(7.6)	(3.7)	(16.6)	(2.0)	(19.3)	(23.5)

Real estate, net	172.9	82.1	124.1	38.4	214.5	27.7	72.2	102.3

Receivables, net	2.3	3.2	8.9	0.1	1.9	1.0	2.4	2.6
Other assets	0.0	1.6	17.6	0.5	6.4	1.0	0.9	7.0
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$175.3	$86.9	$150.6	$39.0	$222.8	$29.7	$75.5	$111.9

Mortgage debt	$130.3	$46.0	$104.9	$29.5	$164.7	$20.9	$60.0	$72.1
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	4.5	3.0	11.7	0.4	5.4	0.9	2.5	15.4

	134.8	49.0	116.6	29.9	170.1	21.8	62.5	87.5
Accumulated equity (deficit)	40.4	37.9	34.0	9.1	52.7	7.9	13.0	24.4
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$175.3	$86.9	$150.6	$39.0	$222.8	$29.7	$75.5	$111.9

Proportionate share of other assets/liabilities, net	$(0.2)	$0.4	$2.9	$0.1	$0.6	$0.2	$0.2	$(1.2)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the nine months ended September 30, 2009

	Coventry II DDR	Coventry II DDR	Coventry II
	Montgomery Farm	Phoenix Spectrum	Service Holdings	Coventry II DDR	Coventry II DDR Tri-	Coventry II DDR	RVIP IIIB LP
	LLC	LLC	LLC	Totem Lake LLC	County Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Revenues from operations	$7.7	$8.3	$17.7	$2.1	$13.0	$2.8	$10.8	$9.7
Rental operation expenses	(6.1)	(3.8)	(9.2)	(1.1)	(6.2)	(1.4)	(4.1)	(3.4)

Net operating income	1.6	4.5	8.5	1.0	6.8	1.4	6.7	6.3
Depreciation and amortization expense	(1.9)	(1.7)	(2.8)	(0.5)	(4.3)	(0.4)	(2.5)	(2.2)
Interest expense	(3.3)	(0.4)	(8.0)	(0.8)	(7.5)	(0.3)	(2.6)	(2.7)

Income (loss) before gain on sale of real estate	(3.6)	2.5	(2.3)	(0.3)	(5.0)	0.7	1.6	1.3
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	(4.7)	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$(3.6)	$2.5	$(6.6)	$(0.3)	$(5.0)	$0.7	$1.6	$1.3
DDR ownership interest	20%	20%	20%	20%	20%	20%	***	21%

	$(0.7)	$0.5	$(0.6)	$(0.1)	$(0.7)	$0.1	$0.5	$0.6
Amortization of basis differential	(0.1)	(0.1)	0.2	—	—	—	—	(0.3)

	$(0.8)	$0.4	$(0.4)	$(0.1)	$(0.7)	$0.1	$0.5	$0.3

Proportionate share of net operating income (4)	$0.3	$0.9	$1.7	$0.2	$1.4	$0.3	$1.7	$1.3

Proportionate share of interest expense (4)	$0.7	$0.1	$1.6	$0.2	$1.5	$0.1	$0.7	$0.6

Funds From Operations (“FFO”):

Net income (loss)	$(3.6)	$2.4	$(6.7)	$(0.3)	$(5.0)	$0.8	$1.6	$1.3
Depreciation of real property	1.9	1.7	3.1	0.5	4.3	0.3	2.5	2.2
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$(1.7)	$4.1	$(3.6)	$0.2	$(0.7)	$1.1	$4.1	$3.5
DDR ownership interest	20%	20%	20%	20%	20%	20%	* **	21%

DDR FFO	$(0.3)	$0.8	$(0.7)	$0.0	$(0.1)	$0.2	$2.1	$1.5

Joint Venture Financial Summary 3.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2009

	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra Brazil	DDR-SAU Retail		DDRA Community		Lennox Town Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	DDR Markaz II LLC	Limited (2)
Real estate assets	$33.7	$100.4	$160.1	$524.3	$309.6	$61.5	$240.0	$206.0	$21.0
Accumulated depreciation	(5.3)	(11.4)	(10.2)	(51.3)	(30.1)	(1.1)	(56.7)	(25.5)	(5.5)

Real estate, net	28.4	89.0	149.9	473.0	279.5	60.4	183.3	180.5	15.5

Receivables, net	1.1	1.5	2.0	28.2	8.0	1.0	5.2	2.1	1.7
Other assets	1.7	1.6	4.2	69.4	33.7	1.7	5.8	6.6	0.7
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$31.2	$92.1	$156.1	$570.6	$321.2	$63.1	$194.3	$189.2	$17.9

Mortgage debt	$23.4	$9.1	$110.0	$104.9	$226.2	$34.1	$280.0	$150.5	$27.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.3	0.0	0.0	0.4	0.0
Other liabilities	1.3	1.3	0.3	59.3	6.2	0.9	4.7	1.0	1.1

	24.7	10.4	110.3	164.2	232.7	35.0	284.7	151.9	28.1
Accumulated equity (deficit)	6.5	81.7	45.8	406.4	88.5	28.1	(90.4)	37.3	(10.2)
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$31.2	$92.1	$156.1	$570.6	$321.2	$63.1	$194.3	$189.2	$17.9

Proportionate share of other assets/liabilities, net	$0.4	$0.2	$0.6	$19.1	$7.1	$0.3	$3.1	$1.5	$0.6

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the nine months ended September 30, 2009

	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra Brazil	DDR-SAU Retail		DDRA Community		Lennox Town Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	DDR Markaz II LLC	Limited (2)
Revenues from operations	$3.8	$7.7	$10.8	$55.8	$25.1	$5.4	$25.2	$15.6	$3.9
Rental operation expenses	(1.9)	(2.2)	(4.1)	(16.4)	(9.6)	(1.7)	(8.0)	(6.1)	(1.4)

Net operating income	1.9	5.5	6.7	39.4	15.5	3.7	17.2	9.5	2.5
Depreciation and amortization expense	(0.8)	(1.8)	(3.4)	(10.7)	(11.1)	(1.0)	(4.5)	(4.1)	(0.3)
Interest expense	(0.3)	(0.4)	(4.7)	(4.8)	(9.2)	(1.6)	(11.7)	(6.0)	(1.1)

Income (loss) before gain on sale of real estate	0.8	3.3	(1.4)	23.9	(4.8)	1.1	1.0	(0.6)	1.1
Tax expense	0.0	0.0	0.0	(6.0)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	(1.3)	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	(10.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.8	($6.7)	($1.4)	$16.6	($4.8)	$1.1	$1.0	($0.6)	$1.1
DDR ownership interest	25.75%	10%	10%	50%	20%	14.5%	50%	20%	50%

	$0.5	($0.7)	($0.1)	$8.3	($1.0)	$0.2	$0.5	($0.1)	$0.6
Amortization of basis differential	—	0.8	0.1	(1.9)	—	—	0.3	0.1	—

	$0.5	$0.1	($0.0)	$6.4	($1.0)	$0.2	$0.8	($0.0)	$0.6

Proportionate share of net operating income (4)	$0.5	$0.5	$0.7	$19.7	$3.1	$0.5	$8.6	$1.9	$1.3

Proportionate share of interest expense (4)	$0.1	$0.0	$0.5	$2.4	$1.8	$0.2	$5.9	$1.2	$0.6

Funds From Operations (“FFO”):

Net income (loss)	$0.8	($6.7)	($1.4)	$16.5	($4.8)	$1.1	$1.0	($0.6)	$1.1
Depreciation of real property	0.7	2.1	3.4	10.8	11.1	1.1	4.6	4.1	0.3
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$1.5	($4.6)	$2.0	$27.3	$6.3	$2.2	$5.6	$3.5	$1.4
DDR ownership interest	25.75%	10%	10%	50%	20%	14.52%	50%	20%	50%

DDR FFO	$0.6	$0.3	$0.2	$14.6	$1.3	$0.3	$2.8	$0.8	$0.7

Joint Venture Financial Summary 3.2.c

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2009

	Sun Center Limited			Jefferson County	Sansone Group /	Sold/Acquired and		DDR’s Proportionate
	(2)	Dublin Village (3)	DOTRS LLC	Plaza LLC	DDRC LLC	Other JVs (5)	Total	Share
Real estate assets	$25.8	$0.1	$26.6	$7.0	$0.0	$50.8	$9,189.7	$1,780.6
Accumulated depreciation	(8.5)	0.0	(6.3)	(1.3)	0.0	(8.0)	(748.7)	(171.1)

Real estate, net	17.3	0.1	20.3	5.7	0.0	42.8	8,441.0	1,609.5

Receivables, net	0.7	0.0	0.7	0.1	0.0	0.7	156.6	39.0
Other assets	0.7	0.0	1.0	0.4	3.4	1.9	420.6	99.8
Disproportionate share of equity	—	—	—	—	—	—	—	26.2	(6)

	$18.7	$0.1	$22.0	$6.2	$3.4	$45.4	$9,018.2	$1,770.5

Mortgage debt	$18.2	$0.0	$21.0	$3.6	$0.0	$27.0	$5,619.2	$1,076.7
Amounts payable to DDR	0.0	0.1	0.0	4.1	0.0	0.0	73.7	9.3
Other liabilities	0.7	0.0	0.6	0.2	0.8	2.4	258.7	64.5

	18.9	0.1	21.6	7.9	0.8	29.4	5,951.5	1,150.6
Accumulated equity (deficit)	(0.2)	0.0	0.4	(1.7)	2.6	15.9	3,066.7	597.5
Disproportionate share of equity	—	—	—	—	—	—	—	22.2	(6)

	$18.7	$0.1	$22.0	$6.2	$3.4	$45.4	$9,018.2	$1,770.5

Proportionate share of other assets/liabilities, net	$0.6	$(0.0)	$0.5	$0.1	$1.3	$0.0	$74.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$2.0	$0.0	$0.0	$61.0

Combining Statements of Operations
For the nine months ended September 30, 2009

	Sun Center Limited			Jefferson County	Sansone Group /	Sold/Acquired and		DDR’s Proportionate
	(2)	Dublin Village (3)	DOTRS LLC	Plaza LLC	DDRC LLC	Other JVs (5)	Total	Share
Revenues from operations	$3.6	$(0.0)	$3.1	$0.7	$0.6	$5.5	$662.3	$151.4
Rental operation expenses	(1.0)	(0.0)	(0.9)	(0.3)	0.0	(3.8)	(253.4)	(55.9)

Net operating income	2.6	0.0	2.2	0.4	0.6	1.7	408.9	95.5
Depreciation and amortization expense	(0.7)	0.0	(0.5)	(0.2)	0.0	(1.4)	(186.9)	(39.2)
Interest expense	(1.1)	(0.0)	(1.0)	(0.4)	0.0	(2.2)	(237.9)	(49.9)

Income (loss) before gain on sale of real estate	0.8	(0.0)	0.7	(0.2)	0.6	(1.9)	(16.2)	6.4
Tax expense	0.0	0.0	0.0	0.0	0.0	(1.0)	(7.1)	(3.1)
Other gain, net	0.0	0.0	0.0	0.0	0.0	7.2	5.8	(0.1)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	(26.8)	(26.8)	(5.4)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(31.1)	(6.5)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(19.9)	(3.0)
Disproportionate share of income	—	—	—	—	—	—	—	(0.7) (7)

Net income (loss)	$0.8	$0.0	$0.7	$(0.2)	$0.6	$(22.5)	$(95.1)	$(12.3)
DDR ownership interest	79%	63%	50%	50%	50%	***	***	***

	$0.6	$(0.0)	$0.4	$(0.1)	$0.6	$(11.0)	$(12.3)	$(12.3)
Amortization of basis differential	(0.1)	—	0.1	—	(0.3)	2.2	3.4	3.4

	$0.5	$0.0	$0.5	$(0.1)	$0.3	$(8.8)	$(8.9)	$(8.9)

Proportionate share of net operating income (4)	$2.0	$(0.0)	$1.1	$0.2	$0.3	$0.5	$95.5

Proportionate share of interest expense (4)	$0.9	$0.0	$0.5	$0.2	$0.0	$0.5	$49.9

Funds From Operations (“FFO”):

Net income (loss)	$0.7	$0.0	$0.7	$(0.2)	$0.6	$(22.5)	$(95.1)	$(12.3)
Depreciation of real property	0.8	0.0	0.5	0.2	0.0	1.2	189.5	39.7
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	5.2 (8)

	$1.5	$(0.0)	$1.2	$0.0	$0.6	$(21.3)	$94.4	$32.5

DDR ownership interest	79%	63%	50%	50%	50%	***	***

DDR FFO	$1.2	$(0.0)	$0.6	$0.0	$0.6	$(5.5)	$32.5

Joint Venture Financial Summary 3.2.d

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of joint venture interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2009 (including Macquarie DDR Trust) and other small joint venture investments and land developments. To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB, RVIP VII, and RVIP VIII and investments with Macquarie.

(8)	Adjustments associated with DDR’s promoted interests primarily at RVIP IIIB, RVIP VII and RVIP VIII joint ventures as well as investments with Macquarie.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2.e

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Wholly-Owned and Consolidated Capital Transactions (In Millions)

	Nine Months
	Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	$22.3	(1)	$10.9		$3,048.7	(4)
Completed Expansions Incremental Development Cost	0.0		27.8		32.7
Developments & Construction in Progress	134.3		421.4		429.6
Recurring Tenant Improvements & Third Party Leasing Commissions	10.8		11.6		12.5
Furniture, Fixtures & Equipment	4.1		6.3		13.0
Foreign Currency Adjustments	18.6		(41.3)		0.0

	190.1		436.7		3,536.5
Less: Real Estate Sales & Joint Venture Transfers	(522.6)	(2)	(312.9)	(3)	(2,001.3)	(5)

Net (Deductions)/Additions	$(332.5)		$123.8		$1,535.2

(1)	Includes the acquisition of Merriam Village, KS, which was previously owned by a joint venture with Coventry II.

(2)	In addition to the asset sales listed on Page 4.2.a that resulted in a loss of $60.1 million, this balance includes gross impairment charges aggregating approximately $155.1 million relating to assets previously occupied by Mervyns and consolidated assets that are either under contract or being marketed for sale, the sale of five assets previously occupied by Mervyns and two land sales.

(3)	In addition to asset sales ($183.3 million), this balance includes the sale of seven outparcels and gross impairment charges aggregating approximately $79.9 million.

(4)	Includes acquisition of the IRRETI portfolio ($3,018 million), a property in Terrell, TX ($17 million), an additional interest in a San Francisco property, and the redemption of OP units.

(5)	In addition to asset sales ($610 million), this balance includes the following sales to joint ventures: TRT DDR Venture I GP ($99 million), DDR Domestic Retail Fund I ($1,229 million), Macquarie DDR Trust ($50 million); and 11 outparcel sales.
Summary of Joint Venture Capital Transactions (In Millions)

	Nine Months
	Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	$(9.4)	(1)	$111.4	(3)	$4,987.4	(4)
Completed Expansions Incremental Development Cost	15.3		52.8		21.9
Developments & Construction in Progress	99.8		315.8		142.7
Recurring Tenant Improvements & Third Party Leasing Commissions	9.6		18.4		9.8
Foreign Currency Adjustments	118.5		(106.2)		48.5

	$233.8		$392.2		$5,210.3
Less: Real Estate Sales and Dispositions	$(320.1)	(2)	$(61.9)	(3)	$(204.3)	(5)

Net (Deductions)/Additions	$(86.3)		$330.3		$5,006.0

(1)	This is a FAS 141 purchase price reclassification adjustment for a prior acquisition.

(2)	In addition to the asset sales listed on Page 4.2.b that had a combined loss and impairment charge of $68.6 million, this balance includes the disposition of the Ward Parkway shopping center located in Kansas City, MO ($64.9 million) and the transfer to DDR of the Merriam Village, KS project.

(3)	Includes the acquisition of a shopping center located in Independence, MO from the Macquarie DDR Trust, which is also reflected as a disposition.

(4)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund I ($1,463 million), Dividend Capital Total Realty Trust ($160 million) and Macquarie DDR Trust ($50 million). Also includes the formation of DDRTC Core Retail Fund ($2,942 million), the acquisition of the DDR SAU Retail Fund ($309 million), and the acquisition of an additional property interest by Sonae Sierra Brazil BV Sarl.

(5)	Includes the sale of seven shopping centers ($168 million), which were previously owned by a joint venture with Kuwait Financial Centre, to the DDR Domestic Retail Fund I and the sale of vacant land in TX and CO.
Summary of Wholly-Owned and Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Operating Property Acquisitions
There were no significant third party acquisitions for the nine month period ended September 30, 2009.
Operating Property Dispositions

			DDR’s		Gross Sales
Disposition			Effective		Price
Date	Location	Property Name	Ownership	Total GLA	(Millions)	Major Tenants
Consolidated
1/15/2009	Ormond Beach, FL	Ormond Towne Square	100%	234,042	$22.0	Beall’s, Ross Dress for Less, Publix Super Market
4/9/2009	Tyler, TX	CVS Pharmacy	100%	9,504	$1.5	CVS
4/21/2009	Orange Park, FL	The Village Shopping Center	100%	72,511	$5.9	Beall’s
5/22/2009	Brick, NJ	Brick Center Plaza	100%	114,028	$14.9	Best Buy, Bed Bath & Beyond
5/29/2009	Warner Robins, GA	Lowe’s Home Improvement	100%	131,575	$9.1	Lowe’s Home Improvement
5/29/2009	Baytown, TX	Lowe’s Home Improvement	100%	125,357	$8.9	Lowe’s Home Improvement
6/19/2009	Tonawanda, NY	Sheridan Delaware Plaza	100%	188,200	$9.0	Bon Ton Home Store, Tops Markets
6/19/2009	Amherst, NY	Sheridan Harlem Plaza	100%	58,413	$3.9
6/19/2009	Dewitt, NY	Dewitt Commons	100%	306,177	$27.1	Toys R Us, Old Navy, Marshalls, Bed Bath & Beyond
6/25/2009	Pensacola, FL	Palafox Square	100%	17,150	$2.1
7/1/2009	Plant City, FL	Plant City Crossing	100%	85,252	$9.5	Publix Super Market
7/9/2009	Los Alamos, NM	Mari-Mac Village	100%	93,021	$8.9	Smith’s Food and Drug
7/17/2009	Richland Hills, TX	CVS Pharmacy	100%	10,908	$1.9	CVS
7/23/2009	Plattsburgh, NY	Plattsburgh Consumer Square	100%	491,453	$27.9	Sam’s Club, WalMart, T.J. Maxx, PetsMart, Michael’s
8/10/2009	Manchester, CT	Manchester Broad Street	100%	68,509	$13.0	Stop & Shop
8/12/2009	Amherst, NY	Boulevard Consumer Square	100%	683,065	$68.5	Target, Babies R Us, Christmas Tree Shops, Barnes & Noble, Best Buy
8/18/2009	Buffalo, NY	Marshall’s Plaza	100%	82,196	$5.5	Marshall’s
9/2/2009	Cullman, AL	Lowe’s Home Improvement	100%	101,287	$6.9	Lowe’s Home Improvement
9/8/2009	Gallipolis, OH	Gallipolis Marketplace	100%	25,950	$3.4
9/11/2009	Amherst, NY	Transit commons (Tops)	100%	114,177	$8.9	Tops Markets
9/24/2009	Oshkosh, WI	Walgreens	100%	13,905	$3.7	Walgreens
9/24/2009	Rockford, Il	Walgreens	100%	14,725	$4.1	Walgreens

Total Dispositions				3,041,405	$266.6

Note:	The Company also sold five former Mervyns locations in the first quarter of 2009.
Wholly-Owned Acquisitions and Dispositions 4.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Venture Acquisitions
There were no significant third party acquisitions for the nine month period ended September 30, 2009.
Joint Venture Dispositions

			DDR’s			Gross Sales
Disposition			Effective			Price
Date	Location	Property Name	Ownership	JV Partner	Total GLA	(Millions)	Major Tenants
2/19/2009	Lilburn, GA	Five Forks Crossing	10.0%	Prudential Real Estate Investors	73,910	$8.1	Kroger
5/20/2009	Batavia, NY	Tops Plaza	14.5%	Macquarie DDR Trust	37,140	$4.4	Tops Markets
5/22/2009	St. Petersburg, FL	Tyrone Square	20.0%	Coventry II	80,703	$10.5	Joann Fabrics, Homegoods
5/28/2009	Amherst, NY	7370 Transit Road	14.5%	Macquarie DDR Trust	16,030	$1.6
6/1/2009	Nashville, TN	The Marketplace	14.5%	Macquarie DDR Trust	167,795	$14.4	Lowe’s Home Improvement
7/29/2009	Hamburg, NY	Tops Plaza — Southpark	10.0%	DPG	84,000	$7.0	Top Markets
8/10/2009	Various, NY	Three MDT Properties (Benderson)	14.5%	Macquarie DDR Trust	633,825	$39.5	Regal Cinemas, BJ’s Wholesale Club, Dick’s Sporting Goods, Michael’s, Wal-Mart
8/14/2009	New Hartford, NY	New Hartford Consumer Square	14.5%	Macquarie DDR Trust	514,717	$51.5	Barnes & Noble, Bed Bath & Beyond, Best Buy, Staples, Michael’s, Wal-Mart, T.J. Maxx
8/26/2009	Lawrenceville, GA	Five Forks Village	10.0%	DPG	89,064	$1.9
9/30/2009	Duluth, GA	Southlake Mall	20.0%	Coventry II	56,225	$2.2

Total Dispositions					1,753,409	$141.1

Joint Venture Acquisitions and Dispositions 4.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Wholly-Owned and Consolidated Development Projects

					Cost	Assets	Estimated
				Estimated	Incurred	Placed in	Initial
		Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project Name	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors
Projects Substantially Complete
Homestead, FL	Homestead Pavilion	394,916	272,610	$79.7	$83.7	$51.3	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples , Bed, Bath & Beyond
Raleigh (Apex), NC	Apex Promenade	78,830	72,830	$16.9	$11.7	$6.7	1H09	HH Gregg

Projects in Process
Boise (Nampa), ID	Nampa Gateway Center	921,162	431,689	$126.7	$97.4	$16.4	2H07	JCPenney, Macy’s, The Sports Authority, Idaho Athletic Club
Boston (Norwood), MA	The Shoppes at Elmway Farms	72,243	56,343	$26.7	$18.9	$0.0	1H10
Elmira (Horseheads), NY	Southern Tier Crossings	697,795	350,987	$56.5	$46.5	$24.2	1H07	Kohl’s, Wal-Mart, Dick’s, Joann Fabrics, PetsMart, Ulta, Mens Warehouse
Austin (Kyle), TX (1)	Kyle Marketplace	805,618	443,092	$77.3	$56.8	$0.0	2H09	Target, Kohl’s

		2,970,564	1,627,551	$383.8	$315.0	$98.6

(1)	Consolidated joint venture. DDR has a 50% interest.
Land and Construction Related Projects Primarily on Hold (2)

	DDR’s
	Effective	Total
Location	Ownership	Acreage
Ukiah (Mendocino), CA	50%	75.7
New Haven (Guilford), CT	100%	26.0
Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	28.5
Atlanta (Union City), GA	100%	85.0
Chicago (Grayslake), IL	50%	106.0
Kansas City (Merriam), KS	100%	35.1
Boston, MA (Seabrook, NH)	100%	50.9
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	50%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton), CAN	50%	43.0
Toronto (East Gwillimbury — Bayview/Greenlane), CAN	50%	39.0
Toronto (East Gwillimbury — Hwy 404/Greenlane East), CAN	50%	44.0
Toronto (East Gwillimbury — Hwy 404/Greenlane West), CAN	50%	29.0
Toronto (Richmond Hill), CAN	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.0
Other Misc. Land (14 sites)	100%	Various

		1,096.2

(2)	The costs incurred for these land and construction related projects as of September 30, 2009 were $633.9 million, which includes our partners’ ownership interest of $148.1 million.
Wholly-Owned and Consolidated Developments 4.3 a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Joint Venture Development Projects

				DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
				Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
		Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors
Project Substantially Complete
Manaus, Brazil (1)	Manauara	502,529	502,529	47.4%	Sonae Sierra	$173.3	$170.0	$163.4	$82.2	1H09	C & A, Riachuelo, Marisa, Renner, Saraiva Megastore, Bemol, Dinamica, Hitech Import

Projects in Progress
Dallas (Allen), TX	Watters Creek	831,413	797,665	10.0%	Coventry II/ Trademark Property Company	$171.2	$175.8	$114.1	$17.1	1H08	Market Street United, Borders, DSW ShoeWarehouse, The Cheesecake Factory

		1,333,942	1,300,194			$344.5	$345.8	$277.5	$99.3

(1)	The increase in the estimated net cost is due to foreign currency translation rates.
Joint Venture Developments 4.3 b

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Development Assets Placed in Service (In Millions)

		Unconsolidated JV Assets
			DDR’s
	Consolidated		Proportionate
Date	Assets	Total	Share
As of September 30, 2009	$98.6	$277.5	$88.9
Projected 4Q 09	$50.3	$18.9	$5.6
Projected Thereafter	$234.9	$48.1	$4.8

	$383.8	$344.5	$99.3

Development Funding Schedule (In Millions)

			Unconsolidated Joint Venture Funding
			DDR	JV Partners’	Proceeds from
	Consolidated		Proportionate	Proportionate	Construction	Total
	Funding		Share	Share	Loans	JV Funding
Funded as of September 30, 2009	$315.0		$61.2	$91.7	$192.9	$345.8
Projected Net Funding 4Q 09	$6.1	(1)	$1.6	$1.8	$5.3	$8.7
Projected Net Funding Thereafter	$62.7		$1.2	$5.0	$(16.2)	$(10.0)

	$383.8		$64.0	$98.5	$182.0	$344.5

(1)	In addition to this Projected Net Funding amount, the Company may spend up to $27.6 million for additional development, including expansions and redevelopment projects, tenant coordination work and the corporate headquarters.
Wholly-Owned and Joint Venture Development Delivery and Funding Schedules 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Significant Wholly-Owned and Consolidated Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description
Project in Progress

Miami (Plantation), FL	The Fountains	100%	N/A	Redevelopment of shopping center to include Kohl’s (will open Fall 2009) and other junior anchor tenants.

Total Net Cost (Millions)			$89.1	(1)

(1)	At September 30, 2009, approximately $73.5 million of costs had been incurred in relation to the project in progress.
Summary of Significant Joint Venture Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description
Project Substantially Complete

Buena Park, CA	Buena Park Mall & Entertainment	20.0%	Coventry II	Redevelopment of the lower level of the mall to include John’s Incredible Pizza.

Total Net Cost (Millions)			$90.3	(1) (2)

DDR’s Proportionate Share (Millions)			$18.1

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At September 30, 2009, approximately $76.5 million of costs had been incurred for the Buena redevelopment and DDR’s pro-rata share was $15.3 million.
Wholly-Owned and Joint Venture Expansions and Redevelopments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Recently Developed Assets

			Owned	DDR’s Effective
	Location	Related Project	GLA	Ownership

1	San Diego (Oceanside), CA	Oceanside Place Cinemas	79,884	100%
2	Denver (Littleton, CO)	Aspen Grove	231,450	100%
3	Fort Collins, CO	Mulberry and Lemay Crossing	18,988	100%
4	Lakeland, FL	Lakeland Marketplace	77,582	100%
5	Miami (Homestead), FL	Homestead Pavilion	275,839	100%
6	Miami, FL	The Shops at Midtown Miami	400,685	100%
7	Macon, GA	Eisenhower Annex	55,505	100%
8	Chicago (Deer Park), IL	Deer Park Town Center	292,139	24.8%
9	Chicago (McHenry), IL	The Shoppes at Fox River	224,552	100%
10	Salisbury, MD	The Commons	126,135	100%
11	Boston (Everett), MA	Gateway Center	222,236	100%
12	Minneapolis (Coon Rapids), MN	Riverdale Village	8,856	100%
13	St. Louis (Arnold), MO	Jefferson County Plaza	42,091	50%
14	Freehold, NJ	Freehold Marketplace	23,454	100%
15	Princeton, NJ	Nassau Park Pavilion	598,737	100%
16	Trenton (Hamilton), NJ	Hamilton Marketplace	468,240	100%
17	Elmira (Horseheads), NY	Southern Tier Crossing	350,987	100%
18	Raleigh (Apex), NC	Apex Promenade	81,780	100%
19	Raleigh (Apex), NC	Beaver Creek Crossings (Phase 1 - South)	268,333	100%
20	Cleveland (Aurora), OH	Barrington Town Square	102,683	100%
21	Allentown, PA	West Valley Marketplace	259,239	100%
22	Johnson City, TN	Johnson City Marketplace	11,749	100%
23	Austin, TX	Shoppes @Tech Ridge	282,798	24.8%
24	San Antonio, TX	Bandera Point	416,721	100%
25	San Antonio, TX	Village at Stone Oak	305,824	100%
26	San Antonio, TX	Westover Marketplace	216,737	20%
27	Milwaukee (Brookfield), WI	Shoppers World of Brookfield	15,070	100%
28	Manaus, Brazil	Manauara Shopping Center	477,630	47.4%

	Total		5,935,924

Summary of Recently Developed Assets 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Recently Expanded and Redeveloped Assets

			Owned	DDR’s Effective
	Location	Related Project	GLA	Ownership

1	Birmingham, AL	Brook Highland Plaza	424,341	100%
2	Phoenix, AZ	Christown Spectrum Mall	441,406	20%
3	N. Little Rock, AR	McCain Plaza	295,013	100%
4	Los Angeles (Buena Park), CA	Buena Park Downtown	724,143	20%
5	Denver, CO	Centennial Promenade	408,337	100%
6	Lakeland, FL	Lakeland Burlington Coat Factory	81,921	100%
7	Ocala, FL	Ocala West	105,276	100%
8	Tallahassee, FL	Capital West	79,451	100%
9	Tampa (Bayonet Point), FL	Point Plaza	209,714	100%
10	Tampa (Brandon), FL	Kmart Shopping Center	161,900	100%
11	Ottumwa, IA	Quincy Place Mall	241,427	100%
12	Benton Harbor, MI	Fairplain Plaza	222,739	20%
13	Chesterfield, MI	Chesterfield Marketplace	281,320	100%
14	Gaylord, MI	Pine Ridge Square	150,203	100%
15	Starkville, MS	Starkville Crossings	133,691	100%
16	Kansas City (Leawood), KS	Town Center Plaza	309,423	100%
17	Olean, NY	Wal-Mart Plaza	285,400	100%
18	Rome, NY	Freedom Plaza	194,467	100%
19	Charlotte (Mooresville), NC	Mooresville Consumer Square	472,182	100%
20	Durham, NC	Oxford Commons	207,864	100%
21	Fayetteville, NC	Cross Pointe Center	204,563	100%
22	Wilmington, NC	University Centre	411,887	100%
23	Akron (Stow), OH	Stow Community Shopping Center	404,483	100%
24	Cincinnati, OH	Tri County Mall	758,031	20%
25	Dayton (Huber Hts), OH	North Heights Plaza	182,749	100%
26	Tiffin, OH	Tiffin Mall	170,868	100%
27	San Juan (Bayamon), PR	Rio Hondo	466,499	100%
28	San Juan (Ron Piedras), PR	Seniorial Plaza	168,664	100%
29	Chattanooga, TN	Overlook at Hamilton Place	207,244	100%
30	Salt Lake City (Midvale), UT	Family Center at Fort Union	641,957	100%
31	Salt Lake City (Riverdale), UT	Family Center at Riverdale	593,398	100%
32	Salt Lake City (Taylorsville), UT	Family Center at Taylorsville	697,630	100%

	Total		10,338,191

Summary of Recently Expanded and Redeveloped Assets 4.7

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Company Features

669	Shopping Centers and Interests in Retail Assets

44	States (Plus Puerto Rico, Brazil, and Canada)

113	Million Sq. Ft. Owned (1)

148	Million Sq. Ft. Owned and Managed (1) (2)

88.6%	Portfolio % Leased Including Former Mervyn’s Assets

90.9%	Portfolio % Leased Excluding Former Mervyn’s Assets

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2009, total owned GLA was 63.9 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Portfolio Summary 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Sep. 30, 2009	612	$12.50	$18.51
Dec. 31, 2008	649	$12.43	$18.43
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Leasing Summary for the Third Quarter 2009

							Change in Base	Weighted
	Number		New Rent				Rent Over	Average Lease	Tenant
	of		Year One	New Rent Year One			Prior Rent in	Term (in	Improvements
	Leases	GLA	psf	Total	Prior Rent psf	Prior Rent Total	Comp Space	years)*	psf

New leases

New leases replacing bankrupt tenants vacant less than one year	8	254,865	$10.17	$2,591,977	$14.89	$3,794,940	-31.7%	10.4	$18.77

New leases for spaces vacant less than one year	76	299,397	$12.96	$3,880,185	$13.54	$4,053,835	-4.2%	7.1	$6.56
New leases for spaces vacant more than one year	62	182,865	$19.13	$3,498,207	$0.00	$0	N/A	6.5	$37.46

Total new leases	146	737,127	$13.53	$9,970,370	$14.16	$7,848,775	-17.5%	7.1	$18.45

Renewals	287	1,857,595	$12.10	$22,476,900	$11.92	$22,142,532	1.5%	4.0	$0.00

Total / Average (new leases + renewals)	433	2,594,722	$12.50	$32,447,269	$12.59	$29,991,308	-3.5%	4.9	$5.24

*	Excludes renewal options
Portfolio Summary 5.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Leasing Summary of Formerly Vacant Spaces Over 20,000 Square Feet

					Lease term
Property name	Location	New tenant	Former tenant	GLA	(years)(1)
Leased in 2008
Antelope Valley Mall	Palmdale, CA	Forever 21	Mervyn’s	76,547	10
Mid City Plaza	North Tonawanda, NY	Grossmans	Sears	24,833	10
Barrett Pavilion	Kennesaw, GA	Hobby Lobby	Goody’s	45,308	10
Candlers Station	Lynchburg, VA	Ollie’s Bargain Outlet	Goody’s	40,000	5
Total/Average 2008				186,688	8.9

Leased Q1 2009
Cumming Marketplace	Cumming, GA	Appliance Smart	Goody’s	27,900	10
Homestead Pavilion	Homestead, FL	Bed Bath & Beyond	Circuit City	20,304	15
Cortez Plaza	Bradenton, FL	hhgregg	Circuit City	32,510	10
Silver Creek Plaza	Phoenix, AZ	Hobby Lobby	Mervyn’s	76,006	10
Southern Tier Crossing	Horseheads, NY	Jo-Ann Fabrics	Circuit City	23,500	10
Wrangleboro Consumer	Mays Landing, NJ	Just Cabinets	Fortunoff	30,725	10
Total/Average Q1 2009				210,945	10.5

Leased Q2 2009
Beaver Creek Crossing South	Apex, NC	AC Moore	Linens ’N Things	25,208	10
Hamilton Marketplace	Hamilton, NJ	Bed Bath & Beyond	Linens ’N Things	30,708	10
Marketplace at Mill Creek	Buford, GA	Bed Bath & Beyond	Linens ’N Things	33,979	10
Wrangleboro Consumer	Mays Landing, NJ	Christmas Tree Shops	Linens ’N Things	33,000	10
Circuit City Plaza	Cary, NC	hhgregg	Circuit City	27,891	10
Grandville Marketplace	Grandville, MI	Hobby Lobby	Circuit City/Linens ’N Things	55,529	10
Indian Hills Plaza	Mount Pleasant, MI	Jo-Ann Fabrics	Walmart	21,060	10
Woodfield Village Green	Schaumburg, IL	Michael’s	Circuit City	33,008	10
Willoughby Hills Shopping Center	Willoughby Hills, OH	National College	Bryant and Stratton	21,865	5
Shoppers World	Framingham, MA	Nordstrom Rack	Linens/CVS	40,159	10
Culver City	Culver City, CA	Sprouts	Circuit City	32,873	15
Peach Street Square	Erie, PA	Staples	Media Play	18,000	10
Stonecrest Marketplace	Lithonia, GA	A.J. Wright	Linens ’N Things	25,576	10
Nassau Park	Princeton, NJ	Homegoods	Linens ’N Things	27,040	10
Plaza Palma Real	Humacao, PR	Marshalls	Pueblo	27,680	10
Total/Average Q2 2009				247,261	10.2

Leased Q3 2009
Oviedo Park Crossing	Oviedo, FL	Bed Bath and Beyond	Linens ’N Things	30,700	10
Sofa Express	Duluth, GA	So Good Beauty	Sofa Express	20,000	3
Hamilton Commons	Mays Landing, NJ	hhgregg	Circuit City	34,120	10
Loisdale Center	Springfield, VA	hhgregg	Circuit City	32,300	10
Arrowhead Crossing	Phoenix, AZ	Hobby Lobby	Circuit City	49,575	10
Fairfax Towne Center	Fairfax, VA	Jo-Ann	Circuit City	23,000	10
Lake Brandon Village	Brandon, FL	Buy Buy Baby	Linens ’N Things	35,150	10
Springdale Plaza	Camden, SC	Burke’s Outlet	Goody’s	19,800	5
River Oaks (Mervyns)	Valencia, CA	Sprouts	Mervyns	30,220	9.0

Total/Average Q3 2009				274,865
					9.7

Grand Total/Average 2008-Q3 2009				919,759

(1)	Excludes renewal options
Status of Re-Tenanting Spaces Formerly Occupied by Bankrupt Tenants (2)
As of September 30, 2009

(2)	Includes Linens ‘N Things, Circuit City, Goody’s, Mervyn’s and Steve & Barry’s
Portfolio Summary 5.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Lease Expirations by Year as of September 30, 2009

		Anchor Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2009	23	$6.7	$7.64	1.2%	971	$40.3	$20.30	6.6%
2010	93	$27.5	$8.45	5.1%	1,594	$83.1	$18.10	13.6%
2011	145	$45.7	$9.35	8.4%	1,721	$101.1	$19.69	16.6%
2012	160	$57.7	$8.71	10.7%	1,596	$98.9	$21.34	16.2%
2013	135	$44.3	$8.26	8.2%	1,406	$87.5	$19.64	14.4%
2014	179	$64.1	$9.03	11.8%	1,068	$63.8	$20.14	10.5%
2015	117	$50.5	$9.25	9.3%	267	$23.5	$18.33	3.9%
2016	89	$40.4	$9.46	7.5%	192	$20.3	$20.50	3.3%
2017	83	$42.0	$9.99	7.8%	192	$21.1	$20.04	3.5%
2018	58	$26.1	$8.85	4.8%	227	$26.7	$17.88	4.4%

2009 - 2018
Subtotal	1,082	$405.0	$8.90	74.8%	9,234	$566.3	$19.60	92.9%
Total Rent Roll	1,298	$541.5	$9.18	100.0%	9,537	$609.6	$19.49	100.0%
Portfolio Summary 5.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	96	15.1	40	5.9	56	9.2
2. Target	62	7.8	8	1.1	54	6.7
3. Lowe’s Home Improvement	36	4.7	16	2.1	20	2.6
4. Home Depot	40	4.3	12	1.2	28	3.1
5. Kohl’s	43	3.8	36	3.2	7	0.6
6. Kmart / Sears	38	3.3	37	3.1	1	0.2
7. T.J. Maxx / Marshalls	94	3.1	94	3.1	0	0.0
8. Publix Supermarkets	56	2.6	55	2.5	1	0.1
9. PetSmart	96	2.2	95	2.1	1	0.1
10. Kroger	39	2.1	39	2.1	0	0.0
Portfolio Summary 5.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Largest Tenants by GLA and Base Rental Revenues (1)

		% of
	Owned	Total	Credit Ratings		Base Rental	% of Total	Credit Ratings
Major Tenant (units)	GLA	GLA	(S&P/Moody’s)	Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (40)	4.6	7.3%	AA / Aa2	1. Wal-Mart / Sam’s Club (40)	$29.1	4.6%	AA / Aa2
2. Kmart / Sears (37)	1.9	3.0%	BB- / Ba2	2. T.J. Maxx / Marshalls (94)	$12.6	2.0%	A / A3
3. Lowe’s Home Improvement (16)	1.6	2.5%	A+ / A2	3. Petsmart (95)	$12.1	1.9%	BB / NR
4. T.J. Maxx / Marshall’s (94)	1.5	2.4%	A / A3	4. Bed Bath and Beyond (56)	$10.7	1.7%	BBB / NR
5. Kohl’s (36)	1.4	2.2%	BBB+ / Baa1	5. Lowe’s Home Improvement (16)	$10.4	1.6%	A+ / A2
6. PetSmart (95)	1.0	1.6%	BB / NR	6. Kohl’s (36)	$10.0	1.6%	BBB+ / Baa1
7. Kroger (39)	1.0	1.6%	BBB / Baa2	7. Rite Aid (40)	$9.8	1.6%	B- / Caa3
8. Bed, Bath, & Beyond (56)	0.9	1.4%	BBB / NR	8. Michael’s (71)	$9.3	1.5%	B- / Caa2
9. Target (8)	0.9	1.4%	A+ / A2	9. Office Max (53)	$8.0	1.3%	B / B1
10. Home Depot (12)	0.9	1.4%	BBB+ / Baa1	10. GAP/ Banana Republic / Old Navy (61)	$8.0	1.3%	BB+ / Ba2
11. J.C. Penney (22)	0.9	1.4%	BB / Ba1	11. Tops Markets (24)	$7.8	1.2%	NR / Ba3
12. Michael’s (71)	0.8	1.3%	B- / Caa2	12. Dick’s Sporting Goods (32)	$7.6	1.2%	NR / NR
13. Dick’s Sporting Goods (32)	0.7	1.1%	NR / NR	13. Barnes and Noble (36)	$7.6	1.2%	NR / Ba2
14. Toys R Us (33)	0.7	1.1%	B / B2	14. Kroger (39)	$7.6	1.2%	BBB / Baa2
15. Office Max (53)	0.7	1.1%	B / B1	15. Kmart / Sears (37)	$7.5	1.2%	BB- / Ba2
16. Publix Supermarkets (55)	0.7	1.1%	NR / NR	16. Best Buy (27)	$7.4	1.2%	BBB- / Baa2
17. Ross Stores (54)	0.7	1.1%	BBB / NR	17. Cinemark Theatre (18)	$7.4	1.2%	B+ / B3
18. Tops Markets (24)	0.6	1.0%	NR / Ba3	18. Home Depot (12)	$7.2	1.1%	BBB+ / Baa1
19. GAP / Banana Republic / Old Navy (61)	0.6	1.0%	BB+ / Ba2	19. Staples (40)	$6.5	1.0%	BBB / Baa2
20. Burlington Coat Factory (11)	0.6	1.0%	B- / Caa1	20. AMC Theatre (10)	$6.1	1.0%	NR / NR

Subtotal 1-20	22.7	36.1%		Subtotal 1-20	$192.7	30.5%

Total Portfolio	62.9	100.0%		Total Portfolio	$631.6	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.7

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Consolidated Debt
as of September 30, 2009

		Loan		Maturity	Interest
		Balance (000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$822,512		06/10	Libor + 100
$75 Million Revolving Credit Facility		3,750		06/10	Libor + 100
Secured Credit Facility:
$800 Million Term Loan		800,000		02/11	Libor + 120

Total Term and Credit Facility Debt		1,626,262

PUBLIC DEBT:
Medium Term Notes	F	151,238		05/10	5.000
Medium Term Notes	F	223,955		08/10	4.625
Medium Term Notes	F	180,677		04/11	5.250
Convertible Notes	F	147,408	(2)	08/11	3.500
Convertible Notes	F	351,400	(3)	03/12	3.000
Medium Term Notes	F	223,003		10/12	5.375
Medium Term Notes	F	169,332		05/15	5.500
Medium Term Notes	F	296,625		03/16	9.625
Medium Term Notes	F	82,196		07/18	7.500

Total Public Debt		1,825,834

MORTGAGE DEBT:
Shoppes at Wendover Village, Greensboro, NC	F	5,334	(4)	06/09	4.222	*
Kyle Crossing, Kyle, TX	V	13,863	(5)(8)	01/10	Libor + 300
Cibolo Creek Center, Schertz, TX	V	3,240	(5)	01/10	Libor + 225
Tech Center 29, Silver Springs, MD	F	6,015		02/10	7.330	**
Middletown Village, Middletown, RI	F	10,000		02/10	4.531
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390	*
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685	**
Lee Vista, Orlando, FL	F	16,950		06/10	7.000
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440	**
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685	**
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685	**
Mill Pond Village, Cary, NC	F	8,500		07/10	4.758
Adams Farm, Greensboro, NC	F	6,700		08/10	4.652
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290	**
Deer Valley Town Center, Phoenix, AZ	F	16,545		09/10	8.010	*
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300	**
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900	*
DDR MDT MV, LLC	V	8,516	(6)	10/10	Libor + 72
DDR MDT MV, LLC	F	106,275	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,280		11/10	7.920
Terrell Plaza, Terrell, TX	V	6,344	(5)(8)	11/10	Libor + 400
Summary of Consolidated Debt 6.1.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Consolidated Debt
as of September 30, 2009 (con’t)

		Loan		Maturity	Interest
		Balance (000’s)		Date	Rate (1)
Denbigh Village, Newport News, VA	F	$11,457		12/10	4.940	**
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040	**
Homestead Pavilion, Homestead, FL	V	64,646		03/11	Libor + 120
Peach Street Square I, Erie, PA	F	24,109		04/11	6.884
Peach Street Square II, Erie, PA	F	2,782		04/11	6.884
Southland Crossings, Boardman, OH	F	25,037		04/11	6.884
Plaza at Sunset Hills, St. Louis, MO	F	32,456		04/11	6.884	*
The Promenade at Brentwood, St. Louis, MO	F	24,109		04/11	6.884
Centennial Promenade, Denver, CO	F	36,164		04/11	6.884
DDRC Headquarters, Beachwood, OH	V	30,861		04/11	Libor + 110
Hamilton Marketplace, Hamilton, NJ	V	40,000	(8)	05/11	Libor + 600	*
Merriam Village, Merriam, KS	V	17,039	(8)	05/11	Libor + 400
Southern Tier Crossing, Horseheads, NY	V	31,908		09/11	Libor + 210
Union Town Center, Indian Train, NC	F	6,553		10/11	7.000
Westgate Plaza, Gates, NY	F	23,505		10/11	7.240
Ashtabula Commons, Ashtabula, OH	F	6,460		12/11	7.000
Paradise Village Gateway, Phoenix, AZ	F	20,100	(6)	03/12	5.385
Gravois Village Plaza, St. Louis, MO	F	363		06/12	8.625	**
University Hills, Denver, CO	F	26,026		07/12	7.300
N. Charleston Center, N. Charleston, SC	F	9,847		07/12	7.370
Cortez Plaza, Bradenton, FL	F	11,819		07/12	7.150
Duvall Village, Bowie, MD	F	8,259		10/12	7.040
Walgreen’s, Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s, Livonia, MI	F	2,477		11/12	4.863
Mooresville Consumer Square, Mooresville, NC	F	22,613		12/12	6.930	*
Big Flats Consumer Square IV, Big Flats, NY	F	764		01/13	7.600
Big Flats Consumer Square II, Big Flats, NY	F	2,462		01/13	8.010	**
Delaware Consumer Square, Buffalo, NY	F	598		01/13	6.960	*
Walgreen’s, Westland, MI	F	2,625		03/13	4.863
Paseo Colorado, Pasadena, CA	F	79,100		04/13	5.000
Family Center at Meridian, Meridian, ID	F	7,440		04/13	5.000
Meridian Crossroads, Meridian, ID	F	29,760		04/13	5.000
University Center, Wilmington, NC	F	24,500		04/13	5.000
Aspen Grove, Littleton, CO	F	42,200		04/13	5.000
Plaza Escorial, Carolina, PR	F	57,500		04/13	5.000
Plaza Rio Hondo, Bayamon, PR	F	109,500		04/13	5.000
Victor Square, Victor, NY	F	6,213		04/13	5.800
Wrangleboro Consumer Sq. I & II, Mays Landing, NJ	F	41,556		05/13	6.990
Monmouth Consumer Sq., W. Long Branch, NJ	F	8,272		07/13	8.570
Rotonda Plaza, Englewood, FL	F	1,155		07/13	5.800
Nassau Park/Presidential Commons	F	60,000		05/14	9.000
Reno Riverside, Reno, NV	V	3,201	(8)	02/15	Prime + 170
Wal-Mart Plaza, Olean, NY	F	3,345		07/15	8.995	**
Hamilton Commons, Mays Landing, NJ	F	10,258		09/15	4.700
Summary of Consolidated Debt 6.1.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Consolidated Debt
as of September 30, 2009 (con’t)

		Loan	Maturity	Interest
		Balance (000’s)	Date	Rate (1)
Consumer Square West, Columbus, OH	F	$12,124	11/15	10.188
Tops Plaza, Lockport, NY	F	9,302	01/16	8.000
Merriam Town Center, Merriam, KS (TIF)	F	3,575	02/16	6.900
Freedom Plaza, Rome, NY	F	3,316	09/16	7.850
Wal-Mart, Winston-Salem, NC	F	8,642	09/17	6.000
Thruway Plaza (Wal-Mart), Cheektowaga, NY	F	3,802	10/17	6.780
Tops Plaza, Ithaca, NY	F	14,968	01/18	7.050
Wal-Mart, Greenville, SC	F	8,129	02/18	6.000
Mohawk Commons, Niskayuna, NY	F	19,623	12/18	5.750
Lowes, Hendersonville, TN	F	7,322	01/19	7.660
Plaza Isabela, Isabela, PR	F	23,448	06/19	7.590
Plaza Cayey, Cayey, PR	F	22,201	06/19	7.590
Plaza Wal-Mart, Guayama, PR	F	12,473	06/19	7.590
Plaza Fajardo, Fajardo, PR	F	26,691	06/19	7.590
Mariner Square, Spring Hill, FL	F	4,336	09/19	9.750
Northland Square, Cedar Rapids, IA	F	8,269	01/20	9.375
Connecticut Commons, Plainville, CT (TIF)	F	6,470	04/21	7.125
West Valley Marketplace, Allentown, PA	F	15,290	07/21	6.950
Liberty Fair Mall, Martinsville, VA	F	18,725	12/29	8.460
Gulfport Promenade, Gulfport, MS	V	60,000	12/37	SIFMA + 5

Total Mortgage Debt		1,564,852

Consolidated Debt		$5,016,949
Add: Joint Venture Partner Share of Consolidated Debt		$148,138

Total Consolidated Debt Including Joint Venture Share		$5,165,087

			Wtd. Avg.	Wtd. Avg.
			Maturity	Interest Rate

Fixed Rate		$3,827,243	3.05 years	5.8%
Variable Rate		$1,337,844	2.18 years	1.6%

		$5,165,087	2.83 years	4.7%

Summary of Consolidated Debt 6.1.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Consolidated Debt
as of September 30, 2009 (con’t)
CUMULATIVE REDEEMABLE PREFERRED SHARES

	Outstanding Amount (000’s)	First Call Date
Class G - 8.0%	$180,000	March 28, 2008
Class H - 7.375%	$205,000	July 28, 2008
Class I - 7.5%	$170,000	May 7, 2009
DERIVATIVE INSTRUMENTS

	Notional Amount (000’s)	Underlying Debt Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.933%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.965%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.964%	October 18, 2009
Interest Rate Swap	$200,000	Secured Credit Facility	3 mo. LIBOR	5.149%	June 28, 2010
Interest Rate Swap	$100,000	$1.25 Billion Revolving Credit Facility	1 mo. LIBOR	4.942%	September 29, 2010
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.815%	February 21, 2012
Notes:

F — Fixed-Rate Debt

V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization of approximately $10.4 million net, is offset by approximately $3.7 million of annualized fair market value adjustments in 2009.

2.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.23 per share.

The principal balance on these notes is to be settled in cash. Included in this amount is $5.6 million recorded at September 30, 2009 for the accretion of the convertible debt to comply with accounting standards.

3.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.56 per share.

The principal balance on these notes is to be settled in cash. Included in this amount is $18.2 million recorded at September 30, 2009 for the accretion of the convertible debt to comply with accounting standards.

4.	The Company has entered into a 6-month forebearance agreement with the lender.

5.	The Company’s joint venture with David Berndt Interests is consolidated within DDR’s accounts. DDR owns 50% of the debt.

6.	The Company’s joint venture with DDR MV, LLC is consolidated within DDR’s accounts. DDR effectively owns 50% of the debt.

7.	The Company’s joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts. DDR owns 67% of the debt.

8.	The following loans have floor interest rates:

Loan	Floor
Kyle Crossing, Kyle, TX	1mo. LIBOR of 2.00%
Terrell Plaza, Terrell, TX	1mo. LIBOR of 1.00%
Hamilton Marketplace, Hamilton, NJ	1mo. LIBOR of 2.50%
Merriam Village, Merriam, KS	1mo. LIBOR of 1.00%
Reno Riverside, Reno, NV	5.95%

*	These loans aggregating $144.0 million were repaid October 8, 2009 and replaced with first mortgage debt maturing in October 2014.

**	These loans aggregating $75.9 million were repaid October 8, 2009. There is no replacement first mortgage financing on these assets at this time.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated Debt 6.1.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Joint Venture Debt
as of September 30, 2009

		Mortgage	Maturity	Interest
Property/Entity		Balance (000’s)	Date	Rate
DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC (25 assets)	F	$736,559	03/17	5.4475
DDRTC Holdings Pool 3, LLC (17 assets)	F	555,034	03/12	5.480
DDRTC Holdings Pool 5, LLC (12 assets)	V	197,300	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700	05/10	4.372
Aiken Exchange	F	7,350	05/10	4.372
Oak Summit	F	8,200	06/10	4.272
Wytheville Commons	F	5,590	06/10	4.302
Warwick Center	F	16,939	06/10	4.130
Columbiana Station	F	25,900	06/10	4.040
Heritage Pavilion	F	21,500	07/10	4.460
Fayette Pavilion I & II	F	53,250	07/10	5.620
North Hill Commons	F	2,475	11/10	5.240
Cox Creek Shopping Center	F	14,045	03/12	7.090
Cypress Trace	F	16,000	04/12	5.000
Waterfront Marketplace	F	28,619	08/12	6.350
Waterfront Town Center	F	37,704	08/12	6.350
Creeks at Virginia Center	F	25,448	08/12	6.370
Willoughby Hills Shopping Center	F	13,262	07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400	06/10	4.322
Village Ctr, Racine, WI	F	13,200	04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075	06/10	4.685
Southampton Village, Tyrone, GA	F	6,700	05/11	4.663
Village Center Outlot, Racine, WI	F	2,070	07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250	08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628	12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000	12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355	01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155	12/12	5.001
Hilliard Rome, Columbus, OH	F	10,884	01/13	5.870
Meadows Square, Boynton Beach, FL	F	2,500	07/13	6.720
DDR Domestic Retail Fund I (25 assets)	F	885,000	07/17	5.600

DDR Macquarie (1)(2)
$305 Million Revolving Credit Facility (10 assets)	V	267,900	04/10	Libor + 40

Secured Portfolio Financing (6 assets)	F	268,000	09/15	6.400
	V	65,320	09/11	Libor + 240

Secured Portfolio Financing (12 assets)	F	106,221	12/09	4.180
	V	4,923	12/09	Libor + 84

Joann Transit Birmingham, AL (Riverchase)	F	1,868	08/13	6.250
	F	7,385	01/13	5.500

DDR Macquarie Longhorn Holdings (4 assets)	F	85,000	01/12	4.910

DDR Macquarie Longhorn Holdings II (7 assets)	F	157,250	04/10	4.822
	V	3,570	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III (3 assets)	F	39,300	04/10	5.098
Summary of Joint Venture Debt 6.2.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Joint Venture Debt
as of September 30, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
DDR Macquarie (1)(2)
DDR MDT PS, LLC (7 assets)	F	$86,000	07/13	6.004

Coventry II DDR Bloomfield	V	39,193	12/08	Libor + 115

Coventry II DDR Buena Park	V	61,000	03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000	09/09	Libor + 275

Coventry II DDR Marley Creek	V	10,750	07/10	Libor + 125

Coventry II DDR Montgomery Farm (4)	V	115,907	07/10	Libor + 300
	V	14,405	07/10	Libor + 600

Coventry II DDR Phoenix Spectrum	V	46,000	01/10	Libor + 70

Coventry II DDR SM	V	72,175	01/10	Libor + 80
	V	32,695	01/10	Libor + 223.65

Coventry II DDR Totem Lakes	V	29,500	09/09	Libor + 275

Coventry II DDR Tri County	F	153,083	02/15	5.655
	F	11,650	02/15	10.304

Coventry II DDR Westover Marketplace	V	20,856	07/09	Libor + 125

RVIP IIIB
Deer Park, IL	F	60,000	10/11	5.590

RVIP VII (2 assets)	V	72,120	04/10	Libor + 400

RVIP VIII	V	23,356	01/10	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	4,658	05/17	7.630
Tonawanda, NY	F	4,464	06/21	7.660

TRT DDR Holdings I LLC (3 assets)	F	110,000	05/17	5.510

DDR SAU Retail Fund, LLC
Blockbuster	F	993	10/10	4.890
Cascade Crossing	F	4,954	10/10	4.890
Hickory Flat Village	F	8,689	10/10	4.890
Flat Shoals Crossing	F	6,063	10/10	4.760
Deshon Plaza	F	6,038	10/10	4.760
Shops at John’s Creek	F	2,762	10/10	4.890
Waynesboro Commons	F	3,178	10/10	4.890
Brookhaven	F	10,397	12/10	4.890
Lewandowski Commons	F	12,465	03/11	5.770
South Square	F	12,597	10/12	5.060
North Hampton Market (Phase I & II)	F	10,501	10/12	5.080
Oakland Market Place	F	3,560	10/12	5.040
Shoppes at Wendover II	F	14,382	10/12	5.060
Crossroads Square	F	4,869	12/12	5.310
Cascade Corners	F	3,979	12/12	5.420
Hilander Village	F	9,404	12/12	5.410
Glenlake Plaza	F	8,234	12/12	5.440
Broadmoor Plaza	F	11,048	12/12	5.440
Milan Plaza	F	2,161	12/12	5.490
Summary of Joint Venture Debt 6.2.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Joint Venture Debt
as of September 30, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
DDR SAU Retail Fund, LLC
West Towne Commons	F	$4,797	12/12	5.440
American Way	F	6,662	12/12	5.440
Kroger Junction	F	3,827	12/12	5.440
Kroger Plaza	F	1,806	12/12	5.440
Willowbrook Commons	F	6,998	03/13	5.410
The Point	F	15,800	04/13	5.640
Harper Hill Commons	F	10,350	04/13	5.790
Plaza at Carolina Forest	F	14,203	05/13	5.970
Alexander Pointe	F	5,129	08/13	5.920
Patterson Place	F	20,338	12/13	5.670

Cole DDR MT Independence	F	34,100	01/12	5.950

DDRA Community Centers Five (5 assets)	F	280,000	08/10	5.295

DDR Markaz II (13 assets)	F	150,480	11/14	5.147

Lennox Town Center Limited	F	1,000	06/17	6.440
Columbus, OH	F	26,000	06/17	5.640

Sun Center Limited	F	5,768	05/11	5.420
Columbus, OH	F	12,480	04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000	08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,632	08/12	Libor + 200

Sonae Sierra Brazil Limitadas	V	593	12/09	98% of CDI
	V	27,857	02/10	CDI + 500
	V	8,357	06/10	CDI + 366
	V	5,571	09/10	CDI + 870
	F	62,567	12/20	8.500

Central Park Solon LLC (4)	V	3,394	10/09	Libor + 400

RO & SW Realty LLC	F	23,574	06/11	5.960

Total		$5,619,195

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Total Joint Venture Debt:
Fixed Rate	$4,476,821	4.70 years	5.5%
Variable Rate	$1,142,374	0.51 years	2.4%

	$5,619,195	3.85 years	4.9%

Summary of Joint Venture Debt 6.2.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Pro Rata Joint Venture Debt
as of September 30, 2009 (con’t)

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Property/Entity	Interest	Debt (000’s)
DDRTC Core Retail Fund, LLC	15.00%	$265,331
DDR Domestic Retail Fund I	20.00%	193,443
DDR Macquarie Fund	14.50%	145,947
DDR MDT PS, LLC	0.00%	—
Coventry II DDR Bloomfield	0.00%	—
Coventry II DDR Buena Park	20.00%	12,200
Coventry II DDR Fairplain	20.00%	3,200
Coventry II DDR Marley Creek	10.00%	1,075
Coventry II DDR Montgomery Farm	10.00%	13,031
Coventry II DDR Phoenix Spectrum	20.00%	9,200
Coventry II DDR SM	20.00%	20,974
Coventry II DDR Totem Lakes	20.00%	5,900
Coventry II DDR Tri County	20.00%	32,947
Coventry II DDR Westover Marketplace	20.00%	4,171
RVIP IIIB	25.75%	15,450
RVIP VII	21.00%	15,145
RVIP VIII	25.75%	6,014
DPG Realty Holdings, LLC	10.00%	912
TRT DDR Holdings I LLC	10.00%	11,000
DDR SAU Retail Fund, LLC	20.00%	45,237
Cole DDR MT Independence	14.52%	4,951
DDRA Community Centers Five	50.00%	140,000
DDR Markaz II	20.00%	30,096
Lennox Town Center Limited	50.00%	13,500
Sun Center Limited	79.45%	14,498
DOTRS LLC	50.00%	10,500
Jefferson County Plaza, LLC	50.00%	1,816
Sonae Sierra Brazil Limitadas	50.00%	52,472
Central Park Solon LLC	50.00%	1,697
RO & SW Realty LLC	25.25%	5,952

		$1,076,660

	Fixed Rate	$881,914
	Variable Rate	$194,746

		$1,076,660

Summary of Joint Venture Debt 6.2.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
DERIVATIVE INSTRUMENTS (3)

	Notional Amount (000’s)	Underlying Capital Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$50,000	MDT Revolving Credit Facility	3 mo. LIBOR	5.105%	November 17, 2010
Forward Interest Rate Swap	$157,250	MDT Mortgage Debt	1 mo. LIBOR	5.250%	March 9, 2012
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	5.223%	June 1, 2014
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	4.900%	June 2, 2014

Notes:

(1)	The Company’s joint venture with MDT that owns the Mervyns Portfolio is not reflected as it is consolidated within DDR’s accounts.

(2)	MDT has entered into swaps and forward swaps to fix the interest rate on floating rate debt or future fixed rate financing.

(3)	Does not include interest rate caps.

(4)	The following loans have floor interest rates:

Loan	Floor
Coventry II DDR Montgomery Farm	1mo. LIBOR of 1.50%
Central Park Solon LLC	1mo. LIBOR of 3.00%
Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2.e

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2009
Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of September 30, 2009
(000’s)

	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	2017 Payments	2018 Payments	Thereafter	Total
CONSOLIDATED DEBT

Property Mortgages	$10,972	$292,809	$216,799	$139,657	$429,350	$76,286	$26,600	$16,450	$12,563	$8,701	$166,764	$1,396,951

Construction Loans	0	23,447	48,947	0	95,507	0	0	0	0	0	0	167,901

Public Debt	0	375,193	328,085	574,403	0	0	169,332	296,625	0	82,196	0	1,825,834

Subtotal	10,972	691,449	593,831	714,060	524,857	76,286	195,932	313,075	12,563	90,897	166,764	3,390,687

Revolving Credit Facilities & Term Loan (2)	0	0	826,262	800,000	0	0	0	0	0	0	0	1,626,262

Consolidated Debt	$10,972	$691,449	$1,420,093	$1,514,060	$524,857	$76,286	$195,932	$313,075	$12,563	$90,897	$166,764	$5,016,949

Add: JV Partner Shared Consolidated Debt	$0	$138,238	$0	$9,900	$0	$0	$0	$0	$0	$0	$0	$148,138

Total Consolidated Debt Including JV Share	$10,972	$829,688	$1,420,093	$1,523,960	$524,857	$76,286	$195,932	$313,075	$12,563	$90,897	$166,764	$5,165,087

JOINT VENTURE DEBT
Total JV Debt	$156,511	$1,124,140	$470,248	$1,190,243	$247,598	$156,532	$422,399	$3,571	$1,761,917	$2,398	$83,638	$5,619,195
DDR’s Proportionate Share	18,587	288,614	115,171	177,891	28,138	31,102	69,512	479	312,450	337	34,379	1,076,660

Total Consolidated Debt & Proportionate Share JV Debt	$29,559	$1,118,302	$1,535,264	$1,701,851	$552,995	$107,388	$265,444	$313,554	$325,013	$91,234	$201,143	$6,241,747

Notes:

(1)	In situations where options to extend the maturity of a loan exist, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at September 30, 2009 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million PNC Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3.a

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2009

Corporate Headquarters	Investor Relations

3300 Enterprise Parkway	Kate Deck
Beachwood, Ohio 44122	Toll Free: (877) 225-5337
Main: (216) 755-5500	Direct: (216) 755-6408
Website: www.ddr.com	Email: kdeck@ddr.com

Research Coverage

Citigroup
Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
Quentin Velleley	quentin.velleley@citi.com	(212) 816-6981

Deutsche Bank Securities
John Perry	john.perry@db.com	(212) 250-4912
Vincent Chao	vincent.chao@db.com	(212) 250-6799

Goldman Sachs
Jay Habermann	jonathan.habermann@gs.com	(917) 343-4260
Jehan Mahmood	jehan.mahmood@gs.com	(212) 902-2646

Green Street Advisors
Jim Sullivan	jsullivan@greenstreetadvisors.com	(949) 640-8780
Nick Vedder	nvedder@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons
Carol Kemple	ckemple@hilliard.com	(502) 588-1142

Macquarie
David Wigginton	dave.wigginton@macquarie.com	(212) 231-6380

Banc of America Securities Merrill Lynch
Craig Schmidt	craig_schmidt@ml.com	(212) 449-1944
Lindsay Schroll	lindsay_schroll@ml.com	(212) 449-6246

JP Morgan
Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
Joe Dazio	joseph.c.dazio@jpmorgan.com	(212) 622-6416

RBC Capital Markets
Rich Moore	rich.moore@rbccm.com	(216) 378-7625
Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650

Wells Fargo Securities, LLC
Jeff Donnelly	jeff.donnelly@wachovia.com	(617) 603-4262
Robert Laquaglia	robert.laquaglia@wachovia.com	(617) 603-4280
Investor Contact Information 7.0